                                                 Filed Pursuant to Rule 497(c)
                                                 File Nos. 2-98772 and 811-04347

GMO TRUST

                                                                      Prospectus

                                                                    May 17, 2006

-    GMO STRATEGIC FIXED INCOME FUND

----------
- INFORMATION ABOUT OTHER FUNDS OFFERED BY GMO TRUST IS CONTAINED IN SEPARATE PROSPECTUSES.

- SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE FOR PURCHASE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER SHARES IN ANY STATE WHERE THEY MAY NOT LAWFULLY BE OFFERED.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                         Page
                                                                      ----------
FUND SUMMARY.......................................................            1

DESCRIPTION OF PRINCIPAL RISKS.....................................            6

MANAGEMENT OF THE FUND.............................................           12

DETERMINATION OF NET ASSET VALUE...................................           13

NAME POLICY........................................................           15

DISCLOSURE OF PORTFOLIO HOLDINGS...................................           15

HOW TO PURCHASE SHARES.............................................           15

HOW TO REDEEM SHARES...............................................           18

MULTIPLE CLASSES...................................................           20

DISTRIBUTIONS AND TAXES............................................           22

INVESTMENT IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES AND
PRIVATE PLACEMENT MEMORANDA........................................           25

ADDITIONAL INFORMATION.............................................   back cover

SHAREHOLDER INQUIRIES..............................................   back cover

DISTRIBUTOR........................................................   back cover

GMO STRATEGIC FIXED INCOME FUND

                      Fund Codes
            -----------------------------
            Ticker   Symbol      Cusip
            ------   ------   -----------
Class III     --       --     362013 44 3
Class VI      --       --     362013 41 9

     This summary is not all-inclusive, and the GMO Strategic Fixed Income Fund (the "Fund") may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund's investments and strategies is contained in the Fund's Statement of Additional Information ("SAI"). Except for policies identified in the SAI as "fundamental," the Fund's Board of Trustees (the "Trustees") may change the Fund's investment objective, strategies, and policies without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).

INVESTMENT OBJECTIVE

     Total return in excess of its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. WHEN USED IN THIS PROSPECTUS, THE TERM "INVEST" INCLUDES BOTH DIRECT INVESTING AND INDIRECT INVESTING AND THE TERM "INVESTMENTS" INCLUDES BOTH DIRECT INVESTMENTS AND INDIRECT INVESTMENTS. FOR INSTANCE, A FUND MAY INVEST INDIRECTLY OR MAKE AN INDIRECT INVESTMENT BY INVESTING IN ANOTHER FUND OR IN DERIVATIVES AND SYNTHETIC INSTRUMENTS WITH ECONOMIC CHARACTERISTICS SIMILAR TO THE UNDERLYING ASSET.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income investments. "Fixed income investments," which include bonds, notes, and asset-backed securities, are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, fixed income investments include "synthetic debt instruments" created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or a fixed income security. Additionally, for purposes of this Prospectus, a "bond" refers to any fixed income security (including a synthetic debt instrument) with an original maturity of one year or more.

     The Manager may implement its strategies: (i) directly by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter ("OTC") derivative instruments. In order to do so, the Fund may invest in or use:

- U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and asset-backed securities issued by private issuers;

- shares of GMO Short-Duration Collateral Fund ("SDCF") (to gain exposure to relatively high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers, and/or to generate a cash-like return for its synthetic positions) (see page 25 for a discussion of SDCF);

- shares of GMO World Opportunity Overlay Fund ("Overlay Fund") (to gain exposure to global interest rate markets, mainly through Overlay Fund's use of interest rate swaps) (see page 27 for a discussion of Overlay Fund);

- futures contracts, currency forwards, swap contracts, and other derivative instruments (to gain exposure to the global interest rate and currency markets); and

- shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries (typically rated below investment grade) (limited to 5% of the Fund's assets)) (see page 25 for a discussion of ECDF).

     The Manager employs fundamental investment techniques and quantitative models to measure the relative values of the interest rate and currency markets, to determine currency and country allocations, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to interest rate markets.

     The Manager currently seeks to cause the duration of the Fund's portfolio to approximate that of its benchmark (1.74 years as of April 28, 2006). However, the Fund's duration is not restricted and the Manager may, in the future, depending on the Manager's assessment of interest rate conditions, cause the duration of the Fund's portfolio to range between 1-15 years.

     The sensitivity of the Fund's value to changes in interest rates is often measured by, and correlates with, the portfolio's duration. For example, the value of an investment held by the Fund with a duration of five years will decrease by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years will increase by approximately 6% for every 1% decrease in interest rates. The Manager determines the Fund's duration by aggregating the durations of the Fund's individual holdings and weighing each holding based on its outstanding principal amount. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. The Manager seeks to manage the Fund's exposure to interest rate volatility relative to its benchmark. This can be done, for example, by investing in bonds with longer maturities while shortening their effective duration by hedging their interest rate exposure through the use of derivatives. The effect of changes in interest rates on the Fund with an investment in a longer-term bond that has been hedged to have a shorter effective duration may, however, differ from the effect of such changes on the Fund if, instead, the Fund had made a direct investment in a shorter-term bond. In addition, investments in derivatives may increase the Fund's counterparty risk, and investments in longer-term bonds may increase the Fund's exposure to credit risk. See "Descriptions of Principal Risks - Market Risk - Fixed Income Securities" and "- Credit and Counterparty Risk."

     The term "investment grade" as used in this Prospectus refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc. ("Moody's")/Standard & Poor's ("S&P") to a particular fixed income security. Investment grade fixed income securities that are given a rating of Aa/AA or better by Moody's/S&P are described in this Prospectus as "high quality." The Manager considers "relatively high quality" securities to be investment grade securities that are given a rating of Aa3/AA- or better by Moody's/S&P, or, if unrated, determined to be of comparable quality by the Manager. In addition, the term "emerging countries" as used in this Prospectus includes countries in Asia, Latin America, the Middle East, Africa, and Europe. For purposes of this Prospectus, "sovereign debt" refers to a fixed income security issued or guaranteed by a government or an agency or political subdivision.

     The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when the Manager makes investment decisions for the Fund. Based on its assessment of market conditions, the Manager may trade the Fund's investments more frequently at some times than at others. High turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

BENCHMARK

     The Fund's benchmark is the Lehman Brothers 1-3 Year U.S. Treasury Index, an independently maintained and published index that includes securities in the Lehman Brothers Treasury Index with maturities from one year up to (but not including) three years. The Lehman Brothers Treasury Index includes public obligations of the U.S. Treasury that have a remaining maturity of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk--Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates synthetic debt instruments to replace direct investments, and may use swap contracts to a significant extent.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk may be particularly pronounced for the Fund because it may use OTC derivatives, in particular swap contracts, to a significant extent.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), Large Shareholder Risk (risk that portfolio transactions by the Fund caused by a large shareholder's purchase or sale of Fund shares will have an adverse effect on the Fund's performance, accelerate the realization of taxable income, and increase transaction costs), Focused Investment Risk (increased risk from focusing investments in industries with high positive correlations to one another), and Management Risk (risk that the strategies and techniques of the Manager will fail to produce the desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

PERFORMANCE

     The Fund has not commenced operations as of the date of this Prospectus, and therefore no performance information is available for the Fund.

FEES AND EXPENSES

     The table below shows, for each class of shares, the expected cost of investing in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are paid from Fund
assets as a percentage of average
daily net assets)                    CLASS III      CLASS VI
---------------------------------   -----------   -----------
Management fee                      0.25%          0.25%
Shareholder service fee             0.15%(1)      0.055%(1)
Other expenses                      0.07%(2,3)     0.07%(2,3)
Total annual operating expenses     0.47%(2,3)     0.38%(2,3)
   Expense reimbursement/waiver     0.05%(2,3,4)   0.05%(2,3,4)
Net annual expenses                 0.42%(2,3,4)   0.33%(2,3,4)

(1) The Manager will waive the Fund's shareholder service fee to the extent that any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above.

(2) "Other expenses" reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect net expenses associated with the Fund's investments in other Funds of the Trust (the "underlying Funds"). As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. The Fund's total annualized indirect net expenses for its initial fiscal year are estimated to be 0.04%. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Annualized indirect net expenses (before addition of interest expense) and annualized indirect interest expense are estimated to be 0.02% and 0.02%, respectively. Actual indirect expenses will vary depending on the percentage of the Fund's portfolio invested in the underlying Funds.

(3) The amounts indicated above represent an annualized estimate of the Fund's operating expenses for its initial fiscal year.

(4) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, and other expenses described on page 13 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

            1 YEAR*   3 YEARS
            -------   -------
Class III     $43       $150
Class VI      $34       $121

*    After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired results (see "Management of the Fund" for a description of the Manager and "Management Risk" below). The Fund is subject to risks based on the types of investments in the Fund's portfolio and on the investment strategies it employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. In addition, because the Fund invests in other funds of the Trust ("underlying Funds"), the Fund will be exposed to all the risks of investments in the underlying Funds' portfolios. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through the underlying Funds. The SAI includes more information about the Fund and its investments. You should keep in mind that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.

     - MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by the Fund. General market risks associated with investments in fixed income securities include the following:

     FIXED INCOME SECURITIES. The value of the Fund's fixed income investments (including bonds, notes, and asset-backed securities) typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value.

     This kind of market risk, also called "interest rate risk," is generally greater for fixed income securities and portfolios with longer durations. This risk is also present, but to a lesser extent, in fixed income securities and portfolios with shorter durations.

     A related market risk exists for the Fund by virtue of its investments in asset-backed securities, which may represent a significant portion of its assets. Those securities may be backed by many types of assets, including pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and the obligations in default exceed the credit support. The underlying obligations also are subject to unscheduled prepayment, particularly during periods of falling interest rates. The Fund may be unable to invest the prepaid proceeds in an investment that provides as high a yield as the asset-backed security. Asset-backed securities also may be collateralized by the fees earned by service providers.

     The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In some circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Fund because it may have significant exposure to asset-backed securities. The Fund is also subject to certain risks related to investing in asset-backed securities backed by different types of consumer debt (e.g., credit card receivables, automobile loans, educational loans, and home equity loans). See "Focused Investment Risk" below for a discussion of these risks.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded or currencies in which the Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

     The Fund may hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the hedge. The Fund may also take active currency positions and hedge the currency exposure of the securities in which its has invested. This may result in its currency exposure being substantially different than the currency exposure of those securities.

     The Fund may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and takes active long and short currency positions through exchange-traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."

     - FOREIGN INVESTMENT RISK. Because the Fund may invest in fixed income securities traded principally in securities markets outside the United States, it is subject to additional and more varied risks, because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

     In addition, the Fund is subject to increased foreign investment risk because it may invest to a material extent in sovereign debt of countries with "emerging market" economies (through ECDF). Investments in such economies are subject to more foreign investment risk than investments in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

     - DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Fund may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities. The Fund also may use derivatives as a way to adjust efficiently the exposure of the Fund to various securities, markets, and currencies without the Fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that the Fund may utilize, refer to the SAI.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. To the extent the Fund contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

     Derivatives also are subject to a number of other risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

     Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk.

     The risks of using derivatives are particularly pronounced for the Fund because it uses derivatives, in particular synthetic debt instruments, as a basic component of its investment strategy to gain exposure to fixed income securities, interest rate markets, and foreign currencies. In addition, the Fund may directly or indirectly use credit default swaps and/or other types of swap contracts to a significant degree, which also involve derivatives risk. In a credit default swap, one party pays another party for the right to receive a specified return in the event of a default by a third party on a particular obligation. The Fund may use credit default swaps to protect itself, at least to some extent, against defaults by corporate and sovereign issuers (i.e., to reduce risk where the Fund has invested in securities of the issuer) or to take an active long or short position on the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only require payment in the event of an actual default (as opposed to a credit downgrade or other indication of financial difficulty). When, as an alternative to purchasing bonds directly, the Fund uses credit default swaps to obtain synthetic long or short exposure to corporate bonds or sovereign debt, the Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. Credit default swaps also have documentation risk, as described above.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The Fund is subject to the risk that the issuers of the securities it owns will have their credit ratings downgraded or will default, potentially reducing the value of the Fund's portfolio and its income. Nearly all fixed income securities are subject to some credit risk. This varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See "Market Risk - Fixed Income Securities" for a discussion of these risks.

     Credit risk is particularly pronounced for below investment grade securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions.

     In addition, credit risk may be particularly pronounced for the Fund because it may use OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) to a significant extent and because it may lend the Fund's portfolio securities and use repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund is exposed to the risk that the underlying Funds will not perform as expected. The Fund is also indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from certain underlying Funds, the Manager has a financial incentive to invest the assets of the Fund in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with the Fund's investment strategies or techniques may be more pronounced for the Fund than if the Fund were "diversified."

     In addition, the Fund may invest a portion of its assets in shares of ECDF, SDCF, and Overlay Fund, which are not diversified within the meaning of the 1940 Act.

     - LIQUIDITY RISK. The Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. Because the Fund's principal investment strategies involve derivatives, foreign securities, and securities with substantial market and/or credit risk, the Fund has increased exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when the Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

     - LEVERAGING RISK. The Fund's use of reverse repurchase agreements and other derivatives may cause its portfolio to be leveraged. Leverage increases the Fund's portfolio losses when the value of its investments declines. The Fund's portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.

     The Fund is not limited in the extent to which it may use derivatives. As a result, its net long exposure may exceed 100% of its assets. However, the Manager seeks to manage the effective market exposure of the Fund relative to the Fund's benchmark.

     - LARGE SHAREHOLDER RISK. To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund will be subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash as a result of such transactions. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell investments or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and could also increase transaction costs. In addition, to the extent that the Fund invests in underlying Funds that have large shareholders, the Fund will be indirectly subject to this risk.

     - FOCUSED INVESTMENT RISK. Industry diversification can reduce overall risk, and concentration of investments in a limited number of industries with high positive correlations to one another can increase overall risk. Therefore, funds whose investments are focused in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio that includes other investments. A fund that focuses investments in securities of issuers with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. The Fund is subject to these risks because of its exposure to asset-backed securities secured by different types of consumer debt that may have strong positive correlations to one another, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans), which, in turn, may have a significant adverse effect on the Fund. See "Market Risk - Fixed Income Securities" above for further discussion of the risks associated with asset-backed securities.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objectives. The Manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in fixed income investments. Notwithstanding its benchmark, the Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the Fund invests in those securities, the Fund's performance depends on the ability of the Manager to choose securities that perform better than securities that are included in the Fund's benchmark.

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the "Trust") (the "GMO Funds"). GMO is a private company, founded in 1977. As of December 31, 2005, GMO managed on a worldwide basis more than $110 billion for the GMO Funds and institutional investors such as pension plans, endowments, and foundations.

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

     The Manager receives a management fee from the Fund as compensation for services rendered to the Fund. The Fund will commence operations on or following the date of this Prospectus, and, therefore, the Fund has not yet paid the Manager a management fee. However, once the Fund commences operations, it will pay to the Manager a management fee at the annual rate of 0.25% of the Fund's average daily net assets.

     A discussion of the basis for the Trustees' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

     GMO's Fixed Income Division is responsible for day-to-day management of the Fund. The Division's investment professionals work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund.

     William Nemerever and Thomas Cooper are the senior members and co-directors of the Fixed Income Division. Each has been a senior member of the Division since 1993. As senior members and co-directors, Mr. Nemerever and Mr. Cooper jointly allocate responsibility for portions of the Fund's portfolio to members of the Division, oversee the implementation of trades, review the overall composition of the portfolio, including compliance with its stated investment objective and strategies, and monitor cash.

     Mr. Nemerever and Mr. Cooper have been jointly responsible for overseeing the portfolio management of GMO's global fixed income portfolios since 1993. In general, Mr. Nemerever focuses on investment strategy, while Mr. Cooper focuses on instrument selection.

     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage, and their ownership of the Fund.

CUSTODIAN, TRANSFER AGENT, AND FUND ACCOUNTING AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund for a portion of its expenses through at least June 30, 2007. The following expenses are specifically excluded from the Manager's reimbursement obligation: shareholder service fees, expenses indirectly incurred by investment in other funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund's NAV per share for a class of shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. The Fund will not determine the NAV of its classes on any day when the NYSE is closed for business. The Fund also may not determine the NAV of its classes on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund.

     The value of the Fund's investments is generally determined as follows:

Exchange listed securities

     -    Last sale price or

     -    Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

Unlisted securities (if market quotations are readily available)

     -    Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)

     -    Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the Fund

     -    Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund's investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the Fund's use of "fair value" pricing, you should note the following:

          - In certain cases, a significant percentage of the Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because the Fund may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund's shares may change significantly on days when you cannot redeem your shares.

                                   NAME POLICY

     The Fund will not change its Name Policy without providing its shareholders at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund has established a policy with respect to disclosure of its portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Fund's portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately five days after month end.

     Shareholders and potential shareholders of the Fund, as well as their consultants and agents, will be able to access the portfolio holdings of the GMO Funds in which the Fund may invest when that information becomes available each month on GMO's website.

     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund's portfolio holdings.

     The Fund or GMO may suspend the posting of the portfolio holdings or modify the disclosure policy without notice to shareholders. Once posted, the Fund's portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents may be authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

               -    The name of the Fund being purchased;

               -    The dollar amount of the shares to be purchased;

               - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

               - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

               - The signature of an authorized signatory as identified in the GMO Trust Application; and

               -    Payment in full (by check, wire, or securities).

                    - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day for the Fund shares to be purchased.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice the Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

     Minimum investment amounts (by class) are set forth in the table on page 20 of this Prospectus. No minimum additional investment is required to purchase additional shares of the Fund. The Trust may waive initial minimums for some investors.

     Funds advised or sub-advised by GMO ("Top Funds") may purchase shares of the Fund after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     Funding Your Investment. You may purchase shares:

     -    with cash (via wire transfer or check)

          - BY WIRE. Instruct your bank to wire the amount of your investment to:

              Investors Bank & Trust Company, Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
     Further credit: GMO Strategic Fixed Income Fund/Account name and number

          - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

   By U.S. Postal Service:                           By Overnight Courier:
Investors Bank & Trust Company                   Investors Bank & Trust Company
  GMO Transfer Agent MFD 23                        GMO Transfer Agent MFD 23
         P.O. Box 642                           200 Clarendon Street, 16th Floor
    Boston, MA 02117-0642                               Boston, MA 02116

     -    by exchange (from another Fund)

          -    written instruction should be sent to GMO Shareholder Services at
               (617) 439-4192 (facsimile)

     -    in exchange for securities acceptable to the Manager

          - securities must be approved by the Manager prior to transfer to the Fund

          - securities will be valued as set forth under "Determination of Net Asset Value"

     -    by a combination of cash and securities

     FREQUENT TRADING ACTIVITY. The Fund will not honor requests for purchases or exchanges by shareholders who it identifies as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases or redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares help by long-term investors, or otherwise be harmful to the Fund and its shareholders. Notwithstanding the foregoing, GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund, other Funds of the Trust (offered through separate private placement memoranda) in which the Fund may invest, do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to the Fund and its shareholders. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     In addition to the policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value." The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.

     The Fund may be distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts represent net transactions, the Fund's ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Fund's policies. The Fund reserves the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

               -    The name of the Fund being redeemed;

               - The number of shares or the dollar amount of the shares to be redeemed;

               - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

               - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

               - The signature of an authorized signatory as identified in the GMO Trust Application; and

               - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day unless you have instructed GMO Shareholder

Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, the Fund may pay the redemption price in whole or in part with securities held by the Fund instead of cash.

     If a redemption is paid in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

          - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     -    if the NYSE is closed on days other than weekends or holidays

     -    during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for your protection.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for any of the Funds or classes.

     Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares - Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of shareholder service fee that these classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service fee generally is lower for classes that require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS III ELIGIBILITY

                                                         SHAREHOLDER SERVICE FEE
                   MINIMUM TOTAL FUND   MINIMUM TOTAL   (AS A % OF AVERAGE DAILY
                       INVESTMENT       INVESTMENT(1)          NET ASSETS)
                   ------------------   -------------   ------------------------
Class III Shares           NA             $5 million            0.15%(2)

MINIMUM INVESTMENT CRITERIA FOR VI ELIGIBILITY

                                        MINIMUM TOTAL
                                       INVESTMENT PLUS   SHAREHOLDER SERVICE FEE
                  MINIMUM TOTAL FUND     MINIMUM FUND       (AS A % OF AVERAGE
                      INVESTMENT          INVESTMENT        DAILY NET ASSETS)
                  ------------------   ---------------   -----------------------
Class VI Shares      $300 million        $750 million           0.055%(2)
                                           plus $35
                                       million in Fund

(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors investing through financial intermediaries and for certain clients with continuous client relationships with GMO since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.

(2) The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the relevant table above.

     Eligibility to purchase different classes of the Fund shares depends on the client's meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in the Fund, or
(ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class VI Shares of the Fund as a result of satisfying the minimum Total Investment requirements for the class must also make a minimum investment in the Fund, as set forth in the above table.

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million.

     GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a specified period. If the client's goal is not met by the time specified in the letter ("Commitment Date"), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.

     You should note:

     - No minimum additional investment is required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., funds that invest in GMO Funds may invest in the least expensive class of those GMO Funds in operation at the time of investment).

     - All investments by defined contribution plans through an intermediary are invested in Class III Shares.

CONVERSIONS BETWEEN CLASSES

     Each client's Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client's shares of the Fund identified for conversion will be converted to the class of shares of the Fund with the lowest shareholder service fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to the Fund:

     - To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the client on the Determination Date, the client's shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

     - To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client's shares to the class that is then being offered bearing the lowest shareholder service fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher shareholder service fee than the class held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Trust will convert the client's shares to the class of the Fund then being offered bearing the highest shareholder service fee. Notwithstanding the foregoing, a client's shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days' prior notice by the Trust so that the client has a reasonable opportunity, by making an additional investment, to remain eligible for the client's current class of shares. If the client is not able to make an additional investment in the Fund solely because the Fund is closed to new investments or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client's shares to a class of shares bearing a higher shareholder service fee will occur within 60 calendar days following the last Determination Date of a calendar year.

     The Trust has been advised by counsel that, for tax purposes, the conversion of a client's investment from one class of shares of the Fund to another class of shares of the Fund should not result in the recognition of gain or loss in the shares that are converted. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                             DISTRIBUTIONS AND TAXES

     The Fund's policy is to declare and pay distributions of its net income, if any, semi-annually. The Fund also intends to distribute net gains whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to shareholders.

     All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent. There is no purchase premium on reinvested dividends or distributions.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains derived from the sale of investments that the Fund owned for more than one year and the receipt of properly designated capital gain dividends from the Fund's investment in the underlying Funds are taxable to shareholders as long-term capital gains if such distributions are properly designated by the Fund as capital gain dividends. Distributions of gains derived from the sale of investments that the Fund owned for one year or less and the receipt of dividends (other than properly designated capital gain dividends) from the Fund's investment in the underlying Funds are taxable to shareholders as ordinary income.

     - If the Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. The Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held.

     - Investments by the Fund in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund's yield. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes. See the SAI for more information regarding foreign withholding taxes.

     - Investments by the Fund or the underlying Funds in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the Fund's or the underlying Funds' recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of the Fund's or the underlying Funds' distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - The Fund's or the underlying Funds' use of derivatives and securities lending may increase the amount of income recognized by the Fund's shareholders.

     - The Fund's investment in the underlying Funds and investments by the underlying Funds in other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

INVESTMENT IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES AND PRIVATE PLACEMENT MEMORANDA

     GMO EMERGING COUNTRY DEBT FUND. GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust, is offered through a separate prospectus.

     ECDF's objective is high total return relative to its benchmark, the JPMorgan Emerging Markets Bond Index Global (EMBIG). ECDF is not a "diversified" investment company within the meaning of the 1940 Act.

     ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, ECDF will invest at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. ECDF may also make investments in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of its assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and OTC derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     The Manager normally seeks to cause ECDF's portfolio duration to approximate that of its benchmark (6.3 years as of 5/31/05).

     The Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivate instruments. The principal risks of an investment in ECDF are Market Risk - Fixed Income Securities, Foreign Investment Risk, Credit and Counterparty Risk, Derivatives Risk, Leveraging Risk, Liquidity Risk, Fund of Funds Risk, Non-Diversification Risk, Currency Risk, and Management Risk. Shareholders of the Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Fund.

     GMO SHORT-DURATION COLLATERAL FUND. GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and/or (ii) to invest cash held by those Funds.

     SDCF does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to reimburse SDCF for a portion of its expenses through at least June

30, 2007 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits) brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     SDCF's investment objective is total return in excess of its benchmark, the JPMorgan U.S. 3-Month Cash Index. SDCF is not a "diversified" investment company within the meaning of the 1940 Act.

     SDCF seeks to achieve its investment objective by investing primarily in relatively high quality U.S. and foreign floating rate fixed income securities. SDCF may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset-backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which SDCF invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. SDCF's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of SDCF's holdings of fixed income instruments are investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below Baa3 by Moody's or below BBB- by S&P, or, if unrated, determined to be of comparable quality by the Manager) after purchase by SDCF.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. SDCF also may use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to fixed income securities through the use of synthetic debt instruments, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or a fixed income security.

     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be six months or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's exposure to interest rates may vary as compared to direct investment in bonds with different maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

     The Fund's investment in SDCF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market Risk - Fixed Income Securities, Credit and Counterparty Risk, Derivatives Risk, Liquidity Risk, Leveraging Risk, Foreign Investment Risk, Non-Diversification Risk, and Management Risk. Shareholders of the Fund will be indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

     GMO WORLD OPPORTUNITY OVERLAY FUND. GMO World Opportunity Overlay Fund ("Overlay Fund"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of Overlay Fund are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. Overlay Fund is managed by GMO.

     Overlay Fund does not pay an investment management or shareholder service fee to GMO. In addition, the Manager has agreed to reimburse Overlay Fund for a portion of its expenses through at least June 30, 2007 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

     Overlay Fund's investment objective is high total return relative to its benchmark, the JPMorgan U.S. 3-Month Cash Index which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. Overlay Fund is not a "diversified" investment company within the meaning of the 1940 Act.

     Overlay Fund's investment program has two principal components. One component consists mainly of investments in derivatives - primarily, interest rate swap contracts - through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve Overlay Fund's objective of outperforming its benchmark primarily through returns on Overlay Fund's derivative positions. The primary purpose of Overlay Fund's fixed income investments is to provide a cash-like return, and to serve as collateral for its derivative positions.

     The Manager employs proprietary quantitative techniques to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting the Fund's fixed income investments, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income investments with similar credit quality and maturities.

     The Fund's investment in Overlay Fund will be subject to the risks associated with investments in derivatives. The principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Market Risk - Fixed Income Securities and Related Derivatives, Leveraging Risk, Focused Investment Risk,
Non-Diversification Risk, Foreign Investment Risk, and Currency Risk. Shareholders of the Fund will be indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

     Additional information on ECDF is set forth in a separate prospectus. Additional information on SDCF and Overlay Fund is set forth in separate private placement memoranda.

                                    GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders (when available) will contain additional information about the Fund's investments. The Fund's annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its initial fiscal year. The Fund's annual and semi-annual reports (when available) will be, and the Fund's SAI is, available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus, SAI, and reports (when available) at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                              SHAREHOLDER INQUIRIES

                 Shareholders may request additional information
                          from and direct inquiries to:
                             Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                                Boston, MA 02110
                          1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                   SHS@GMO.com
                           website: http://www.gmo.com

                                   DISTRIBUTOR

                             Funds Distributor, Inc.
                          100 Summer Street, 15th Floor
                           Boston, Massachusetts 02110

                                       INVESTMENT COMPANY ACT FILE NO. 811-04347

                                    GMO TRUST

                         GMO Strategic Fixed Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 17, 2006

This Statement of Additional Information is not a prospectus. It relates to the Prospectus of the GMO Strategic Fixed Income Fund (the "Fund") dated May 17, 2006, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus is, and (when available) information from the annual report to shareholders of the Fund will be, incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of the Fund (when available) may be obtained free of charge from GMO Trust (the "Trust"), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE AND POLICIES........................................     2

FUND INVESTMENTS.........................................................     2

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS...............................     4

USES OF DERIVATIVES......................................................    31

INVESTMENT RESTRICTIONS..................................................    35

DETERMINATION OF NET ASSET VALUE.........................................    37

DISTRIBUTIONS............................................................    38

TAXES....................................................................    38

MANAGEMENT OF THE TRUST..................................................    48

INVESTMENT ADVISORY AND OTHER SERVICES...................................    55

PORTFOLIO TRANSACTIONS...................................................    59

PROXY VOTING POLICIES AND PROCEDURES.....................................    61

DISCLOSURE OF PORTFOLIO HOLDINGS.........................................    61

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................    64

MULTIPLE CLASSES.........................................................    65

VOTING RIGHTS............................................................    65

SHAREHOLDER AND TRUSTEE LIABILITY........................................    66

APPENDIX A -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

The GMO Strategic Fixed Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses or private placement memoranda and statements of additional information.


                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and principal strategies and risks of investing in the Fund are described in the Prospectus. Except for policies identified in this Statement of Additional Information ("SAI") as "fundamental," the Trust's Board of Trustees may change the Fund's investment objective, strategies, and policies without shareholder approval.

                                FUND INVESTMENTS

The following list indicates the types of investments that the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

Throughout this SAI, it is noted that the Fund and/or an underlying Fund, as defined below, will "invest" or make "investments" in a particular type of security or other asset. Investors should note that, when used in this SAI, the term "invest" includes both direct investing and indirect investing and the term "investments" includes both direct investments and indirect investments. For instance, the Fund may invest indirectly or make an indirect investment by investing in GMO Short-Duration Collateral Fund ("SDCF"), GMO Emerging Country Debt Fund ("ECDF"), and GMO World Opportunities Overlay Fund ("Overlay Fund") or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that the Fund is directly or indirectly permitted to make:

-    Domestic Equity Securities
-    Convertible Securities
-    Securities of Foreign Issuers
-    Securities of Emerging Market Issuers or Countries
-    Securities Lending
-    Depository Receipts
-    Options and Futures
-    Foreign Currency Transactions
-    Investment Companies
-    Swap Contracts and Other Two-Party Contracts
-    Adjustable Rate Securities
-    Debt and other Fixed Income Securities
-    Preferred Stock
-    Securities of Foreign Issuers (Traded on U.S. Exchanges)
-    Illiquid Securities
-    Structured Notes
- Mortgage-backed Securities, Asset-backed Securities, Collateralized Mortgage Obligations, and Collateralized Debt Obligations
-    Repurchase Agreements
-    Cash and Other High Quality Investments
-    Corporate and Government Bonds (Long, Medium, Short)

-    Indexed Securities
-    Euro Bonds
-    Loans, Loan Participations, and Assignments
-    Brady Bonds
-    Firm Commitments and When-Issued Securities
-    Zero Coupon Securities
-    Warrants and Rights
-    Shares of Other GMO Trust Funds
-    U.S. Government Securities and Foreign Government Securities
-    Below Investment Grade Securities
-    Reverse Repurchase Agreements and Dollar Roll Agreements

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Fund may engage and the risks associated with their use. The Fund may invest in other Funds of the Trust as disclosed in the Prospectus, and is indirectly exposed to the investment practices of the Funds in which it invests (the "underlying Funds"). UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS). Please refer to "Fund Summary" and "Description of Principal Risks" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage either directly or indirectly.

PORTFOLIO TURNOVER

Based on the Manager's assessment of market conditions, the Manager may trade the Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for the Fund. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

NON-DIVERSIFIED PORTFOLIO

As stated in the Prospectus, the Fund is a "non-diversified" fund under the Investment Company Act of 1940, as amended (the "1940 Act") and, as such, is not required to satisfy the requirements for "diversified" funds, which require that at least 75% of the value of a fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of any single issuer.

As a non-diversified fund, the Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. The Fund must, however, meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce the Fund's income from investments in securities or debt instruments of emerging markets issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in such countries (or, in the case of fixed-income securities, interest) in emerging countries.

INVESTMENTS IN ASIA AND AFRICA. In addition to the risks of foreign investments and emerging markets investments described above, investments by the Fund in Asia and Africa are subject to additional risks. The economies of Asian and African countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian and African countries are not diversified and are based on only a few commodities or industries, or, in the case of African countries, on a single commodity or industry. Economies of some African countries also may be affected by severe climate changes, particularly drought.

Investments in these countries also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investments in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., American Depositary Receipts, Global Depository Receipts, derivatives, etc.). Some African countries have investment and repatriation restrictions that reduce the liquidity of the Fund's investments in the securities of African issuers and could increase the volatility of those investments.

Asian and African countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

Investment in particular Asian or African countries is subject to unique investment risks, yet the political and economic prospects of one country or group of countries can affect other countries in these regions. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian or African country may spread to other Asian or African countries, respectively.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. ECDF may invest directly in the securities of Russian issuers. The Fund may have indirect exposure to Russian securities through its investment in ECDF. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries.

A Fund investing in the securities of a private Russian company is subject to unique investment risks because the evidence provided to the Fund of its investment, a "share extract," is not legally determinative of ownership of the securities. A Russian company's share registrar maintains the official record of ownership of the company's securities. Russian companies control their share registrars, and investors have few legal rights against registrars.

SECURITIES LENDING

The Fund may make secured loans of its portfolio securities. The Manager intends to limit the portfolio securities on loan at a given time to not more than one-third of its total assets. For these purposes, total assets include the proceeds of the loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or by shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of the investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call the loans at any time on reasonable notice and will do so if the holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund's return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

The Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. The Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

The Fund invests in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

WARRANTS AND RIGHTS

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund may use warrants and rights in a manner similar to its use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with its use of options as described below in "Options and Futures." Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

OPTIONS AND FUTURES

The Fund uses options and futures for various purposes. See "Uses of Derivatives" below. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect the Fund's performance.

OPTIONS. The Fund (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

The Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

WRITING OPTIONS. The Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by the Fund gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by the Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.

The Fund receives a premium for writing a put or call option. The premium increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the Fund, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price minus the premium received. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

PURCHASING OPTIONS. For a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

CLOSING TRANSACTIONS. If the writer of an option wishes to terminate its obligation before the holder exercises the option, it may effect a closing purchase. In the case of exchange-traded options, the Fund effects a closing purchase by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund closes a call option that it has written at a loss, the Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. The holder of an option may similarly liquidate its position by effecting a closing sale. In the case of exchange-traded options, the Fund effects a closing sale by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale at any particular time.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.

RISK FACTORS IN OPTIONS TRANSACTIONS. An American option is an option in which the holder can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or index must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and, with respect to a written call option, would not be able to sell the underlying security or index until the option expires unexercised or it delivers the underlying security or index upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, other Funds of the Trust, the Manager, and other clients of the Manager constitute such a group. These limits restrict the Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.

FUTURES. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices, and interest rates.

Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. The Fund may purchase futures contracts on securities indexes ("Index Futures"). The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

The Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.

The Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

The Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent the Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by the Fund, the Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return would be less than if it had not used the futures.

As discussed above, the Fund is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already in the Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the securities underlying the long futures position underperforms the securities underlying the short futures position.

The Fund's ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

The Fund uses swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options.

SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.

If the Fund enters into an equity swap contract (long or short), the Fund's net asset value will fluctuate with changes in the value of the equity index, basket of equity securities, or individual equity security on which the swap is based. The fluctuation will be the same as if the Fund had purchased or sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as it uses interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures -- Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

SWAPTIONS. An option on a swap agreement, also called a "swaption," is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

TOTAL RETURN SWAPS. The Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. The Fund may use credit default swaps directly or indirectly (through ECDF) to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. ECDF may use credit default swaps for these and other purposes to a significant extent.

In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. For example, the Fund may pay a premium in return for the right to put specified bonds or loans upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund also may use credit default swaps for investment purposes, in which case the Fund will receive the premium in return for its taking on the obligation to pay the par (or other agreed-upon) value upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including a swaption) with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, the Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS AND RELATED INSTRUMENTS. The Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at no market risk, although the Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES

Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." See also "Adjustable Rate Securities."

Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty.

CASH AND OTHER HIGH QUALITY INVESTMENTS

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Fund's investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), by foreign governments, or by non-governmental issuers. Mortgage-backed securities include securities backed by pools of residential and commercial mortgages. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of those bonds and loans. The underlying pools of assets are securitized through the use of trusts and special purpose entities. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities. (See

"Mortgage-Backed Securities" immediately above.)

Asset-backed securities also present certain risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. These may include securities backed by credit card receivables, many of which are unsecured. In addition, as noted above, the Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities' credit support.

In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in costs and delays that are in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association ("Ginnie Mae") and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as "tranches." Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the "Collateral"). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer's management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). The Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust backed by a pool of high risk, below investment-grade fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche, which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid, unless an active dealer market for a particular CDO allows it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer's creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

The Fund may invest some of its assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). In addition, the Fund may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Fund. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund's investments in Below Investment Grade Securities is more dependent on the Manager's own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix A--"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: any collateralized repayments of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See "Debt and Other Fixed Income Securities" above.

ZERO COUPON SECURITIES

By investing in "zero coupon" fixed income securities, the Fund accrues interest income at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indices, inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness. Recent issuers of indexed securities have included banks, corporations, and U.S. government agencies.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.


Indexed securities in which the Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.

The Fund invests in inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation indexed bonds is fixed at issuance, but is paid on an increasing or decreasing principal value as a result of inflation rate adjustments. Repayment of an inflation indexed bond's original principal value upon maturity (as adjusted for inflation) is guaranteed in the case of some bonds (e.g., U.S. Treasury inflation indexed bonds), even during a period of deflation. The current market value of an inflation indexed bond is not guaranteed, however, and will fluctuate. The Fund may invest in inflation indexed bonds that do not guarantee repayment of the bonds' original principal value upon maturity. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds fluctuates in response to changes in real interest rates, which in turn reflect the relationship between the stated interest rate of the bond (i.e., the "nominal interest rate") minus inflation. Therefore, if inflation rises at a faster rate than nominal interest rates, real interest rates are likely to decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates are likely to rise, leading to a decrease in value of inflation indexed bonds.

Although inflation indexed securities protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

The Fund's investments in indexed securities, including inflation indexed securities, may generate taxable income in excess of the interest they pay to the Fund. As a result, the Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Fund may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities this way (on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund funds payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to the Fund's policies regarding the quality of debt investments generally.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. Loans that are secured offer the Fund more protection than comparable unsecured loans in the event of non-payment of interest or principal. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower's obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt also involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

When investing in a loan participation, the Fund typically purchases a portion of a lender's or participant's interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund's rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Investments in loans through direct assignment of a lender's interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund is required to maintain liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Fund, when entering into reverse repurchase agreements and dollar roll agreements, maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund's fundamental investment restriction on borrowings.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933 when selling its securities in a registered public offering. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

The Fund may invest without limitation in other Funds of the Trust (the "underlying Funds"). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Fund do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

This overview outlines the various ways in which the Fund may use different types of exchange-traded and OTC derivatives in implementing its investment program. It is intended to supplement the information included in the Prospectus and the information provided in the "Fund Investments" and "Descriptions and Risks of Fund Investments" sections of this SAI. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Prospectus.

In addition, the Fund may not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

Note: The Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other Funds of the Trust (which are offered through separate prospectuses and private placement memoranda).

FUNCTION OF DERIVATIVES IN THE FUND. The Fund may use exchange-traded and OTC financial derivatives to implement investment decisions. The types of derivatives it may employ are outlined below. Specific market conditions may influence the Manager's choice of derivatives and derivatives strategies for the Fund.


COUNTERPARTY CREDITWORTHINESS. As discussed earlier, the Manager monitors the creditworthiness of the OTC derivatives counterparties. Typically, the Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. See Appendix A -- "Commercial Paper and Corporate Debt Ratings" for an explanation of short-term debt ratings.


                         USE OF DERIVATIVES BY THE FUND


Types of Derivatives That May be Used by the Fund (other than foreign currency derivative transactions)

Futures contracts and related options on bonds as well as baskets or indexes of securities

Options on bonds and other securities

Swap contracts, including interest rate swaps, total return swaps, credit default swaps, and contracts for differences

Swaptions

Structured notes

Uses of Derivatives by the Fund (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: The Fund may use bond futures, related options, bond options, swap contracts, and swaptions to hedge against a market or credit risk already generally present in the Fund. For instance, the Fund may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers.

Anticipatory Hedging: In anticipation of significant purchases of a security or securities, the Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

The Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets. The Manager seeks to manage the exposure of the Fund relative to the Fund's benchmark.

The Fund may use derivative instruments (including long futures contracts, related options, long swap contracts, and long and short swaptions) instead of investing directly in securities. If a foreign derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly. In addition, the Fund may use total return swaps to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive.

The Fund also may use credit default swaps for investment purposes (i.e., sell credit default swaps), in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.

The Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. It may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.

Risk Management

The Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to individual countries and issuers. From time to time, derivatives may be used prior to actual sales and purchases.

Other Uses


The Fund may employ additional derivatives strategies to help implement its investment strategies.

For instance, often the debt instruments in which the Fund invests are not available with precisely the duration or other interest rate terms that the Manager would prefer. In those cases, the Manager may decide to alter the interest rate exposure of those debt instruments by employing interest rate swaps. This strategy enables the Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Fund and the counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions That May be Used by the Fund

Buying and selling spot currencies
Forward foreign currency contracts

Currency futures contracts and related options
Options on currencies
Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fund

Hedging

Traditional Hedging: The Fund may use derivatives - generally short forward or futures contracts - to hedge back into U.S. dollars the foreign currency risk inherent in its portfolio. The Fund is not required to hedge any of its currency risk.

Anticipatory Hedging: When the Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.

Cross Hedging: The Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if the Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, the Fund may use foreign currency derivatives for risk management. Thus, the Fund may have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by the Fund's investment in securities denominated in that currency.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:


     The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:

     1. The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940 (the "1940 Act") because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

          Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

     2. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     3. The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     4. The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.

     5. The Fund may not concentrate more than 25% of the value of its total assets in any one industry.

     6. The Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

     7. The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any permitted pledge or encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

     The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:

     1. The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

     2. The Fund may not make investments for the purpose of gaining control of a company's management.

     3. The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

          Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

          For so long as the SEC maintains the position that most swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

     4. The Fund may not change its non-fundamental investment policy adopted pursuant to Rule 35d-1 under the 1940 Act as set forth under the Fund's "Principal investment strategies" in the Prospectus (the "Name Policy") without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

          For purposes of the Name Policy, the Fund considers the term "invest" to include both direct investing and indirect investing and the term "investments" to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make an indirect investment by investing in another Fund), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.

     Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund may be changed by the Trust's Trustees without the approval of shareholders.

     When used in connection with the Fund's Name Policy, the Manager uses the terms "investments" and "assets" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of the Fund under the heading "Distributions and Taxes." The Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions of the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis).

Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, a Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5 % of the stock of the Fund.

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The Fund's shareholders may include other funds. The following summary does not discuss the tax consequences to the shareholders of those other funds of distributions by those funds or of the sale of shares of those funds. Shareholders of those funds should consult the prospectuses and statements of additional information of those funds for a discussion of the tax consequences to them.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to

15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or
(ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that the Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless
(i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50% in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.

Under current law, the Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, the Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, the Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Fund's investments, including investments in mortgage-backed and other asset-backed securities, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

The Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

If the Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on the Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Special tax considerations apply if the Fund invests in investment companies taxed as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax.

The Fund's investments in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if the Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A fund that indirectly invests in PFICs by virtue of the fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

This section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

   NAME, DATE OF                                                                  NUMBER OF
    BIRTH, AND                                                                  PORTFOLIOS IN
 POSITION(S) HELD              LENGTH OF              PRINCIPAL OCCUPATION(S)    FUND COMPLEX           OTHER
  WITH THE TRUST              TIME SERVED               DURING PAST 5 YEARS        OVERSEEN       DIRECTORSHIPS HELD
 ----------------   -------------------------------   -----------------------   -------------   ---------------------
Donald W. Glazer,   Chairman of the Board of          Consultant--Business            57        None
Esq.                Trustees since March 2005; Lead   and Law(1); Vice Chair
Chairman of the     Independent Trustee (September    (since 2002) and
Board of Trustees   2004-March 2005); Trustee since   Secretary, Provant,
DOB: 07/26/1944     December 2000                     Inc. (provider of
                                                      personnel performance
                                                      improvement services
                                                      and training
                                                      products); Author of
                                                      Legal Treatises.

Jay O. Light        Since May 1996                    Dean (since April               57        Director of
Trustee                                               2006), Acting Dean                        Harvard Management
DOB: 10/03/1941                                       (August 2005-April                        Company, Inc.(2) and
                                                      2006), Senior                             Verde, Inc.;
                                                      Associate Dean                            Director of Partners
                                                      (1998-2005), and

----------
(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005, these entities paid $373,499 and $489,128, respectively, in legal fees and disbursements to Goodwin.

(2)  Harvard Management Company, Inc. is a client of the Manager.

(3)  Partners HealthCare System, Inc. is a client of the Manager.

                                                      Professor of Business                     HealthCare System,
                                                      Administration,                           Inc. and Chair of
                                                      Harvard Business                          its Investment
                                                      School.                                   Committee.(3)

W. Nicholas         Since March 2005                  Director or trustee of          57        Director of Courier
Thorndike                                             various corporations                      Corporation (a book
Trustee                                               and charitable                            publisher and
DOB: 03/28/1933                                       organizations,                            manufacturer); Member
                                                      including Courier                         of the Investment
                                                      Corporation (a book                       Committee of Partners
                                                      publisher and                             HealthCare System,
                                                      manufacturer) (July                       Inc. (3)
                                                      1989-present); Putnam
                                                      Funds (December
                                                      1992-June 2004); and
                                                      Providence Journal (a
                                                      newspaper publisher)
                                                      (December
                                                      1986-December 2003).

OFFICERS

  NAME AND DATE OF      POSITION(S) HELD WITH            LENGTH            PRINCIPAL OCCUPATION(S)
        BIRTH                 THE TRUST             OF TIME SERVED           DURING PAST 5 YEARS
  ----------------    ------------------------   -------------------   ------------------------------
Scott Eston           President and Chief        President and Chief   Chief Financial Officer, Chief
DOB: 01/20/1956       Executive Officer          Executive Officer     Operating Officer and Member,
                                                 since October 2002;   Grantham, Mayo, Van Otterloo &
                                                 Vice President,       Co. LLC.
                                                 August 1998 -
                                                 October 2002.

Susan Randall         Treasurer                  Treasurer since       Member, Grantham, Mayo, Van
Harbert                                          February 1998;        Otterloo & Co. LLC.
DOB: 04/25/1957                                  Chief Financial
                                                 Officer, February
                                                 2000- March 2006.

Brent C. Arvidson     Assistant Treasurer        Since August 1998.    Senior Fund Administrator,
DOB: 06/26/1969                                                        Grantham, Mayo, Van Otterloo &
                                                                       Co. LLC.

Sheppard N. Burnett   Assistant Treasurer        Since September       Fund Administration Staff,
DOB: 10/24/1968                                  2004.                 Grantham, Mayo, Van Otterloo &
                                                                       Co. LLC (June 2004-present);
                                                                       Vice President, Director of
                                                                       Tax, Columbia Management Group
                                                                       (2002-2004) and Senior Tax
                                                                       Manager (2000-2002),
                                                                       PricewaterhouseCoopers LLP.

Michael E.            Chief Compliance Officer   Since March 2005.     Vice President of Compliance
Gillespie                                                              (June 2004-February 2005) and
DOB: 02/18/1958                                                        Director of Domestic
                                                                       Compliance (March 2002-June
                                                                       2004), Fidelity Investments;
                                                                       Vice President and Senior
                                                                       Counsel, State Street Bank and
                                                                       Trust Company (May 1998-March
                                                                       2002).

Jason B. Harrison     Clerk                      Since March 2006.     Legal Counsel, Grantham, Mayo,
DOB: 01/29/1977                                                        Van Otterloo & Co. LLC (since
                                                                       February 2006) and Attorney,
                                                                       Ropes & Gray LLP (September
                                                                       2002 - February 2006).

David L. Bohan        Vice President and         Vice President        Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964       Assistant Clerk            since March 2005;     Van Otterloo & Co. LLC
                                                 Assistant Clerk       (September 2003-present);
                                                 since March 2006;     Attorney, Goodwin Procter LLP
                                                 Clerk, March          (September 1996-September
                                                 2005-March 2006.      2003).

Scott D. Hogan        Vice President and         Vice President        Legal Counsel, Grantham, Mayo,
DOB: 01/06/1970       Assistant Clerk            since June 2005;      Van Otterloo & Co. LLC.
                                                 Assistant Clerk
                                                 since March 2006;
                                                 Secretary, June
                                                 2005- March 2006;
                                                 Chief Compliance
                                                 Officer, October
                                                 2004 - February
                                                 2005.

Julie L. Perniola     Vice President             Vice President,       Chief Compliance Officer,
DOB: 10/07/1970                                  February,             Grantham, Mayo, Van Otterloo &
                                                 2003-present;         Co. LLC.
                                                 Anti-Money
                                                 Laundering
                                                 Compliance Officer,
                                                 February 2003-
                                                 December 2004.

Cheryl Wakeham        Anti-Money Laundering      Anti-Money            Manager, Client Service
DOB: 10/29/1958       Officer                    Laundering Officer    Administration, Grantham,
                                                 since December        Mayo, Van Otterloo & Co. LLC.
                                                 2004; Vice
                                                 President, December
                                                 2004-March 2006.

     TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.

The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2006, the Audit Committee held five meetings; the Pricing Committee held nine meetings; and the Governance Committee held four meetings.

The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Fund's independent auditors and acts as liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Fund's securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Fund's securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Trustee Fund Ownership

The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2005.

                                                AGGREGATE DOLLAR RANGE OF SHARES
                                                     DIRECTLY OWNED IN ALL
                            DOLLAR RANGE OF        FUNDS OF THE TRUST (WHETHER
                          SHARES OF THE FUND   OR NOT OFFERED IN THE PROSPECTUS)
        NAME               DIRECTLY OWNED *           OVERSEEN BY TRUSTEE
        ----              ------------------   ---------------------------------
NON-INTERESTED TRUSTEES

Donald W. Glazer                 None                    Over $100,000
Jay O. Light                     None                         None
W. Nicholas Thorndike            None                         None

* The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in the Fund and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2005, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                               AGGREGATE DOLLAR RANGE OF SHARES
                                                    INDIRECTLY OWNED IN ALL
                            DOLLAR RANGE OF       FUNDS OF THE TRUST (WHETHER
                          SHARES OF THE FUND   OR NOT OFFERED IN THE PROSPECTUS)
      NAME                INDIRECTLY OWNED *          OVERSEEN BY TRUSTEE
      ----                ------------------   ---------------------------------
NON-INTERESTED TRUSTEE

DONALD W. GLAZER                 None                    Over $100,000

     * The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2005 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Fund's principal underwriter.

                           NAME OF
                          OWNER(S)
    NAME OF NON-            AND
     INTERESTED         RELATIONSHIP                                                                      VALUE OF
       TRUSTEE           TO TRUSTEE                    COMPANY                        TITLE OF CLASS     SECURITIES   % OF CLASS
---------------------   ------------   -----------------------------------------   -------------------   ----------   ----------
Donald W. Glazer            Self        GMO Tax-Managed Absolute Return Fund, a    Limited partnership   $443,040(2)   4.13%(3)
                                       private investment company managed by the     interest-Class C
                                                      Manager.(1)

                                         GMO Multi-Strategy Fund (Offshore), a     Limited partnership   $976,300(2)   0.14%(3)
                                       private investment company managed by the     interest-Class A
                                                      Manager.(1)

                                       GMO Brazil Sustainable Forest Fund, LP, a   Limited partnership   $      0(2)   1.95%
                                         private investment company managed by           interest
                                        Renewable Resources LLC, an affiliate of
                                                    the Manager.(4)

                                       GMO Brazil Sustainable Forest Fund 2, LP,   Limited partnership   $      0(2)   1.94%
                                        a private investment company managed by          interest
                                        Renewable Resources LLC, an affiliate of
                                                    the Manager.(4)

Jay O. Light               N/A                            None                             N/A                N/A       N/A

W. Nicholas Thorndike      N/A                            None                             N/A                N/A       N/A

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2)  Securities valued as of December 31, 2005.

(3) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.

(4) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof, including the Fund, during the fiscal year ended February 28, 2006:

                                                    PENSION OR RETIREMENT
                                      AGGREGATE      BENEFITS ACCRUED AS    ESTIMATED ANNUAL
                                     COMPENSATION        PART OF FUND         BENEFITS UPON    TOTAL COMPENSATION
     NAME OF PERSON, POSITION       FROM THE FUND          EXPENSES            RETIREMENT       FROM THE TRUST(2)
---------------------------------   -------------   ---------------------   ----------------   ------------------
Donald W. Glazer, Esq., Trustee       $3,441(1)              N/A                   N/A              $283,250
Jay O. Light, Trustee                 $2,580(1)              N/A                   N/A              $233,490
W. Nicholas Thorndike, Trustee        $2,580(1)              N/A                   N/A              $179,484(3)

(1) Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund's initial fiscal year ended February 28, 2007. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

(2) Reflects actual direct compensation received during the fiscal year ended February 28, 2006 from Funds of the Trust that are not offered through the Prospectus and that had commenced operations on or before February 28, 2006.

(3)  Mr. Thorndike was elected as a Trustee in March 2005.

Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by the Fund.

The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT

As disclosed in the Prospectus under the heading "Management of the Fund," under the Management Contract (the "Management Contract") between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2007.

The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Fund's Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid the Manager any Management Fees as of the date hereof. However, once the Fund commences operations, it will pay to the Manager a Management Fee at an annual rate of 0.25% of the Fund's average daily net assets. In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund is the responsibility of GMO's Fixed Income Division, which is comprised of investment professionals associated with the Manager. The Fixed Income Division's members work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management of the Fund.

The following table sets forth information about accounts overseen or managed by Mr. William Nemerever and Mr. Thomas Cooper, the senior members of the Fixed Income Division, as of February 28, 2006.

                                       REGISTERED INVESTMENT COMPANIES
                                         MANAGED (INCLUDING NON-GMO        OTHER POOLED INVESTMENT
                                           MUTUAL FUND SUBADVISORY            VEHICLES MANAGED         SEPARATE ACCOUNTS MANAGED
                                               RELATIONSHIPS)                   (WORLD-WIDE)                 (WORLD-WIDE)
                                      --------------------------------   --------------------------   --------------------------
                                          Number of          Total       Number of                    Number of
           SENIOR MEMBERS              accounts(1, 2)    assets(1, 2)     accounts    Total assets     accounts    Total assets
           --------------              --------------   --------------   ---------   --------------   ---------   --------------
Thomas Cooper and William Nemerever           14        $8,592,200,010       9       $4,943,414,972       10      $1,314,114,041

                                       REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT
                                      MANAGED FOR WHICH GMO RECEIVES A        VEHICLES MANAGED         SEPARATE ACCOUNTS MANAGED
                                      PERFORMANCE-BASED FEE (INCLUDING   (WORLD-WIDE) FOR WHICH GMO   (WORLD-WIDE) FOR WHICH GMO
                                       NON-GMO MUTUAL FUND SUBADVISORY     RECEIVES A PERFORMANCE-      RECEIVES A PERFORMANCE-
                                               RELATIONSHIPS)                     BASED FEE                    BASED FEE
                                      --------------------------------   --------------------------   --------------------------
                                         Number of                       Number of                    Number of
                                          accounts       Total assets     accounts    Total assets     accounts    Total assets
                                      ---------------   --------------   ---------   --------------   ---------   --------------
Thomas Cooper and William Nemerever          0                 0             6       $2,356,568,894       7       $1,056,018,564

(1) Does not include the Fund since the Fund had not yet commenced operations as of February 28, 2006. Includes other funds of the Trust that had commenced operations on or before February 28, 2006.

(2)  Total assets includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds of the Trust and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.

The senior members are members (partners) of GMO. As of February 28, 2006, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines the base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

SENIOR MEMBER FUND OWNERSHIP. The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, neither Mr. Cooper nor Mr. Nemerever beneficially owned any shares of the Fund.

CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Trust's custodian on behalf of the Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers the Fund's cash and securities in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, including the Fund, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, the Class III Shares and Class VI Shares of the Fund each pay the Manager a Shareholder Service Fee in exchange for shareholder services rendered by the Manager. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, the Fund has not yet paid the Manager a Shareholder Service Fee. However, once the Fund commences operations, the Class III Shares and Class VI Shares of the Fund will pay the Manager a Shareholder Service Fee of 0.15% and 0.055%, respectively, of the Fund's average daily net assets attributable to the relevant class of shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.

COUNSEL. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for the Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of the Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"). As permitted by Section 28(e) of the 1934 Act, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager's clients, including the Fund. Services received from a broker or dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.

The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, to date, the Trust, on behalf of the Fund, has not yet paid any brokerage commissions, and the Fund has not held any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of the Fund's portfolio holdings and to prevent inappropriate selective disclosure of its holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

GMO may disclose the Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Fund's prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO's affiliates, the Fund's custodian and auditor, the Fund's pricing service vendor, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund's behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.

GMO regularly reports the following information to the Board of Trustees:

     - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

     - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

     - Exceptions to the disclosure policy authorized by senior management of GMO; and

     - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

         NAME OF RECIPIENT                       PURPOSE OF DISCLOSURE
         -----------------                       ---------------------
Investors Bank & Trust Company       Custodial and securities lending services and
                                     compliance testing

PricewaterhouseCoopers LLP           Independent registered public accounting firm

Institutional Shareholder Services   Corporate actions services

FactSet                              Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

         NAME OF RECIPIENT                       PURPOSE OF DISCLOSURE
         -----------------                       ---------------------
Epstein & Associates, Inc.           Software provider for Code of Ethics
                                     monitoring system

Financial Models Company Inc.        Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a "series investment company" that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fifty-seven series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; and International Opportunities Equity Allocation Fund. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I

Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by the Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Appendix A

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix B

                                    GMO TRUST
                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  DISCLOSURE

The following disclosure shall be provided:

     A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

     B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

     C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.


Such proxy voting records shall be maintained for a period of five years.

VI.  REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

     Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                                 Filed Pursuant to Rule 497(c)
                                                 File Nos. 2-98772 and 811-04347

GMO TRUST

                                                                      Prospectus

                                                                    May 17, 2006

-    GMO INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

----------
- INFORMATION ABOUT OTHER FUNDS OFFERED BY GMO TRUST IS CONTAINED IN SEPARATE PROSPECTUSES.

- SHARES OF the Fund described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
FUND SUMMARY ......................................................            1
UNDERLYING FUNDS ..................................................            5
DESCRIPTION OF PRINCIPAL RISKS ....................................            5
MANAGEMENT OF THE FUND ............................................           13
DETERMINATION OF NET ASSET VALUE ..................................           15
NAME POLICY .......................................................           16
DISCLOSURE OF PORTFOLIO HOLDINGS ..................................           17
HOW TO PURCHASE SHARES ............................................           17
HOW TO REDEEM SHARES ..............................................           20
PURCHASE PREMIUMS AND REDEMPTION FEES .............................           22
DISTRIBUTIONS AND TAXES ...........................................           23
APPENDIX A -- DESCRIPTION OF UNDERLYING FUNDS .....................          A-1
ADDITIONAL INFORMATION ............................................   back cover
SHAREHOLDER INQUIRIES .............................................   back cover
DISTRIBUTOR .......................................................   back cover

GMO INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

               Fund Codes
            ---------------
            Ticker   Symbol      Cusip
            ------   ------   -----------
Class III     --       --     362013 45 0

                                  FUND SUMMARY

     This summary is not all-inclusive, and GMO International Opportunities Equity Allocation Fund (the "Fund") may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund's investments and strategies is contained in the Fund's Statement of Additional Information ("SAI"). Except for policies identified in the SAI as "fundamental," the Fund's Board of Trustees (the "Trustees") may change the Fund's investment objective, strategies, and policies without shareholder approval. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).

INVESTMENT OBJECTIVE

     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include GMO Emerging Countries Fund and GMO Emerging Markets Quality Fund). The Fund may also invest in other GMO mutual funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund (the GMO mutual funds in which the Fund invests are collectively referred to herein as the "underlying Funds"). For information about the underlying Funds, please refer to "Underlying Funds" and "Appendix A - Description of Underlying Funds." While the Fund is primarily exposed to foreign equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may be exposed to U.S. equity securities (including both growth and value style equities and equities of any market capitalization), as well as foreign and U.S. fixed income instruments (including fixed income instruments of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.

     Under normal circumstances, the Fund invests at least 80% of its assets in equity investments (the Fund's "Name Policy"). WHEN USED IN THIS PROSPECTUS, THE TERM "INVEST" INCLUDES BOTH DIRECT INVESTING AND INDIRECT INVESTING AND THE TERM "INVESTMENTS" INCLUDES BOTH DIRECT INVESTMENTS AND INDIRECT INVESTMENTS. FOR INSTANCE, THE FUND MAY INVEST INDIRECTLY OR MAKE AN INDIRECT INVESTMENT BY INVESTING IN AN UNDERLYING FUND. The Manager defines "equity investments" as investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts.

     The Manager uses proprietary research and quantitative models to determine the Fund's choice and weighting of the underlying Funds. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., foreign equity, emerging market equity, emerging market debt, foreign fixed income, U.S. fixed income, and commodity) in which the underlying Funds invest.

     The Manager will shift investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.

     The Manager is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund's investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when the Manager makes investment decisions for the Fund. Based on its assessment of market conditions, the Manager may trade the shares of underlying Funds in the Fund's portfolio more frequently at some times than at others. High portfolio turnover rates may adversely affect the Fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. The Fund seeks to outperform its benchmark by 3-4% per year, net of fees, over a complete market cycle, with lower volatility than that of its benchmark. There can be no assurance that this goal will be achieved. The stated goal is, however, intended to give some comparative information about the amount of risk taken by the Fund in relation to its benchmark (also called "tracking error"). Thus, for example, a fund that seeks to outperform its index by 3% over a market cycle is expected to involve higher risk relative to its benchmark (tracking error) than a fund seeking to outperform its index by 2%, which, in turn, will have higher tracking error than a fund seeking to replicate the performance of an index. The Fund's "outperformance goal" speaks only as of the date of this Prospectus; this goal may change from time to time without notice to shareholders.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

     - Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the underlying Funds' investments and periods of poor performance.

     - Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than economies of developed countries.

     - Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund's foreign currency holdings and investments denominated in foreign currencies.

     - Market Risk - Fixed Income Securities - The value of an underlying Fund's fixed income investments will typically decline during periods of rising interest rates. Certain underlying Funds also have market risk through their investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

     - Derivatives Risk - The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     - Fund of Funds Risk - Because the Fund invests in underlying Funds, a significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

     Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund's shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller capitalizations), Leveraging Risk (magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling investments by an underlying Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified), and Management Risk (risk that the strategies and techniques of the Manager will fail to produce the desired results).

PERFORMANCE

     The Fund has not commenced operations as of the date of this Prospectus, and therefore no performance information is available for the Fund.

FEES AND EXPENSES

     The tables below show the expected cost of investing in the Fund.

SHAREHOLDER FEES
(fees that are paid directly from your investment)      CLASS III
-----------------------------------------------------   ---------
Purchase premium (as a percentage of amount invested)    0.04%(1)
Redemption fee (as a percentage of amount redeemed)      0.04%(1)

ANNUAL FUND OPERATING EXPENSES
(expenses that are paid from Fund assets as a percentage of average
daily net assets)                                                     CLASS III
-------------------------------------------------------------------   ---------
Management fee                                                        0.00%(2)
Shareholder service fee                                               0.00%(2)
Other expenses                                                        0.03%(2)
Total annual operating expenses                                       0.03%(2)
   Expense reimbursement                                              0.03%(2,3)
Net annual expenses                                                   0.00%(2)
   Fees and expenses of underlying Funds                              0.72%(4)
Aggregate annual expenses (Fund and underlying Fund expenses)         0.72%(4)

(1) See "Purchase Premiums and Redemption Fees" for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.

(2) The amounts indicated are estimated expenses for the Fund's initial fiscal year, and reflect only the direct expenses associated with an investment in the Fund.

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 for the Fund's operating expenses (excluding expenses indirectly incurred by investment in underlying Funds and other expenses described on page 14 of this Prospectus).

(4) Many of the underlying Funds currently receive an expense reimbursement from the Manager pursuant to a contractual arrangement currently in effect until June 30, 2006. It is anticipated that the expense reimbursements for the underlying Funds will continue beyond June 30, 2006, but the Manager is not currently contractually bound to do so. Assuming such reimbursements were to remain in effect through at least the end of the Fund's initial fiscal year, the actual net fees and expenses of underlying Funds would be 0.65% of the Fund's average daily net assets. The amounts indicated are based on the estimated indirect expenses associated with the Fund's investment in underlying Funds for the Fund's initial fiscal year ending February 28, 2007. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund's portfolio is invested. Under normal market conditions, the Manager believes that the Fund's annualized indirect expenses will be within the following ranges:

                             High (% of Fund's average   Low (% of Fund's average
                                 daily net assets)          daily net assets)
                             -------------------------   ------------------------
Gross fees and expenses of             0.93%                       0.56%
underlying Funds

Net fees and expenses of               0.70%                       0.44%
underlying Funds

EXAMPLE

     This example helps you compare the cost of investing in the Fund (including estimated direct expenses and estimated expected gross indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

            IF YOU SELL YOUR SHARES   IF YOU DO NOT SELL YOUR SHARES
            -----------------------   ------------------------------
               1 YEAR*   3 YEARS             1 YEAR*   3 YEARS
               -------   -------             -------   -------
Class III        $82       $245                $78       $241

*    After reimbursement

                                UNDERLYING FUNDS

     The following table lists the underlying Funds in which the Fund currently may invest. These funds are offered pursuant to separate prospectuses and statements of additional information. For additional information about each underlying Fund's investment program, please refer to "Appendix A - Description of Underlying Funds."

     GMO INTERNATIONAL EQUITY FUNDS                GMO FIXED INCOME FUNDS
     ------------------------------                ----------------------
GMO International Core Equity Fund         GMO Domestic Bond Fund

GMO International Intrinsic Value Fund     GMO Core Plus Bond Fund

GMO International Growth Equity Fund       GMO International Bond Fund

GMO Developed World Stock Fund             GMO Currency Hedged International Bond
                                           Fund

GMO Global Growth Fund                     GMO Global Bond Fund

GMO Currency Hedged International Equity   GMO Emerging Country Debt Fund
Fund

GMO Foreign Fund                           GMO Short-Duration Investment Fund

GMO Foreign Small Companies Fund           GMO Inflation Indexed Bond Fund

GMO International Small Companies Fund     GMO Strategic Fixed Income Fund

GMO Emerging Markets Quality Fund

GMO Emerging Countries Fund

             OTHER GMO FUNDS

GMO Alpha Only Fund

GMO Alternative Asset Opportunity Fund

                         DESCRIPTION OF PRINCIPAL RISKS

     Investing in mutual funds involves risk, including the risk that the strategies and techniques of the Manager will fail to produce the desired result (see "Management of the Fund" for a description of the Manager). The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are identified on pages 2 and 3 of this Prospectus and summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. In addition, because the Fund invests in underlying Funds, the Fund will be indirectly exposed to all of the risks of the investments in the underlying Funds' portfolios. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through the underlying Funds in which the Fund may invest. It is important for you to note that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program. The SAI includes more information about the Fund and its investments.

- MARKET RISK. All of the underlying Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by an underlying Fund. General market risks associated with investments in equity and fixed-income securities include the following:

     EQUITY SECURITIES. A principal risk of each underlying Fund that has a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     The GMO International Equity Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. Thus, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of their investments, as well as periods of poor performance.

     VALUE SECURITIES RISK. Some underlying Funds purchase equity securities (generally referred to as "value securities") primarily because they are selling at prices below what the Manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. Underlying Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Since value criteria are used extensively by the Manager across the underlying Funds, these risks apply to all of the GMO International Equity Funds in which the Fund may invest. The risks are particularly pronounced for the GMO International Intrinsic Value Fund, GMO Foreign Fund, and GMO Foreign Small Companies Fund, which invest primarily in value securities.

     GROWTH SECURITIES RISK. Some underlying Funds purchase equity securities (generally referred to as "growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when the market is concerned that these expectations may not be met, growth stock prices typically fall. All of the underlying Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the GMO International Growth Fund and GMO Global Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the underlying Funds' fixed income investments (including bonds, notes, and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, the value of fixed income securities generally rise in value.

     This kind of market risk, also called "interest rate risk," is generally greater for underlying Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for underlying Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is present, but to a lesser extent, in GMO Short-Duration Investment Fund.

     An additional type of market risk exists for all the GMO Fixed Income Funds, which may invest to a material extent in asset-backed securities. Those securities may be backed by many types of assets, including pools of automobile loans, residential and commercial mortgages, educational loans, home equity loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations, and the obligations in default exceed the credit support. The underlying obligations are also subject to unscheduled prepayment, particularly during periods of falling interest rates. An underlying Fund may be unable to invest the prepaid proceeds in an investment that provides as high a yield as the asset-backed security. From time to time, the GMO Fixed Income Funds may make investments in asset-backed securities secured by specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may result in harm to these underlying Funds. In addition, certain types of collateral may have strong positive correlations, meaning that their value may be impaired by similar economic conditions (e.g., an increase in personal bankruptcies could reduce the value of asset-backed securities secured by credit card receivables, automobile loans, educational loans, and home equity loans). Asset-backed securities also may be collateralized by the fees earned by service providers.

     The value of asset-backed securities may depend on the servicing of the underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of their servicers. In some circumstances, the mishandling of related documentation also may affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the GMO Domestic Bond Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Core Plus Bond Fund, GMO Inflation Indexed Bond Fund, GMO Short-Duration Investment Fund, and GMO Strategic Fixed Income Fund, each of which may have significant exposure to asset-backed securities.

     Most of the GMO Fixed Income Funds also may invest in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, those underlying Funds will be exposed to additional market risk.

     - FOREIGN INVESTMENT RISK. Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks because the value of those securities may change more rapidly and to a greater degree than U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and foreign securities held by an underlying Fund may expose it to foreign taxes on dividends and interest payable on such securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect an underlying Fund's investments. In the event of a nationalization, expropriation, or other confiscation, an underlying Fund could lose its entire investment in a foreign security.

     All underlying Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the GMO International Equity Funds, GMO International Bond Fund, GMO

Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and GMO Alpha Only Fund, which normally invest a significant portion of their assets in foreign securities, and for GMO Core Plus Bond Fund and GMO Strategic Fixed Income Fund, which may seek additional returns, in part, by investing in foreign bonds.

     In addition, underlying Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to more foreign investment risk than underlying Funds investing primarily in more developed foreign markets. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on an underlying Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging market countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for GMO Emerging Markets Quality Fund, GMO Emerging Countries Fund, and GMO Emerging Country Debt Fund, which typically invest most of their assets in securities of emerging market issuers. GMO Foreign Small Companies Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Strategic Fixed Income Fund, and GMO Alpha Only Fund, each of which may invest to a material extent in securities of emerging market issuers, are also subject to increased foreign investment risk.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund's investments. Currency risk includes both the risk that currencies in which an underlying Fund's investments are traded or currencies in which an underlying Fund has taken an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly for a number of reasons, including supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments or central banks, and currency controls or political developments in the U.S. or abroad.

     Many of the underlying Funds hedge currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the underlying Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the underlying Fund could lose money on its investment and also lose money on the hedge. Many of the underlying Funds also take active currency positions and may hedge the currency exposure of the securities in which they have invested. This may result in an underlying Fund's currency exposure being substantially different than the currency exposure of those securities.

     All underlying Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the GMO International Equity Funds (except for GMO Currency Hedged International Equity Fund), GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Global Bond Fund, GMO Strategic Fixed Income Fund, and GMO Alpha Only Fund which regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange-traded and OTC foreign currency instruments for investment purposes. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under "Leveraging Risk."

     - DERIVATIVES RISK. All of the underlying Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The underlying Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the underlying Funds to various securities, markets, and currencies without the underlying Funds' actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of underlying Fund assets and making new investments over time.

     The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an underlying Fund to the risk that the counterparty to an over-the-counter ("OTC") derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an underlying Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the underlying Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund's risk exposure will be concentrated and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

     Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

          Suitable derivative transactions may not be available in all circumstances. In addition, the Manager may determine not to use derivatives to hedge or otherwise reduce risk exposure.

          While all the underlying Funds are subject to these risks, the risks of derivatives are particularly pronounced for each of the GMO Fixed Income Funds (except GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond Fund). As a basic component of their investment strategy, those underlying Funds use derivatives, in particular synthetic debt instruments (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or a fixed income security), to gain exposure to fixed income securities, interest rate markets, and foreign currencies. In addition, each of the GMO Fixed Income Funds (except GMO Short-Duration Investment Fund and GMO Inflation Indexed Bond
Fund) may directly or indirectly use credit default swap contracts and/or other types of swap contracts to a significant degree, which also involve derivatives risk.

     In a credit default swap, one party pays another party for the right to receive a specified return in the event of a default by a third party on a particular obligation. An underlying Fund may use credit default swaps to protect itself, at least to some extent, against defaults by corporate and sovereign issuers (i.e., to reduce risk where the underlying Fund has invested in securities of the issuer) or to take an active long or short position on the likelihood of a particular issuer's default. Credit default swaps involve special risks because they can be difficult to value, are highly susceptible to liquidity and credit risk, and generally only require payment in the event of an actual default (as opposed to a credit downgrade or other indication of financial difficulty). When, as an alternative to purchasing bonds directly, an underlying Fund uses credit default swaps to obtain synthetic long exposure to corporate bonds or sovereign debt, the underlying Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. Credit default swaps also have documentation risk, as described above.

     The risks of using derivatives are also particularly pronounced for GMO Currency Hedged International Equity Fund, which makes frequent use of currency forwards, and GMO Alpha Only Fund and GMO Alternative Asset Opportunity Fund, which make significant use of futures contracts and swap contracts.

     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Since the Fund invests primarily in other GMO Funds, it is exposed to the risk that the underlying Funds will not perform as expected. In addition, the Fund will be indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Fund in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions.

     - COMMODITIES RISK. The Fund may invest in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. Because GMO Alternative Asset Opportunity Fund invests in the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, change in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.

     GMO Alternative Asset Opportunity Fund's investments in commodities are principally in commodity-linked derivatives instruments. The value of these instruments may fluctuate more than the relevant underlying commodity, commodity index, or other commodity-linked instrument. The Fund will be exposed to the risks of investments in commodities to the extent it invests in GMO Alternative Asset Opportunity Fund.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all underlying Funds that invest in the securities of companies with smaller market capitalizations, but are particularly pronounced for the GMO International Small Companies Fund and GMO Foreign Small Companies Fund, both of which make investments primarily in companies with smaller market capitalizations.

     - LEVERAGING RISK. An underlying Fund's use of reverse repurchase agreements and other derivatives may cause the underlying Fund's portfolio to be leveraged. Leverage increases an underlying Fund's portfolio losses when the value of its investments declines. The Fund's and/or an underlying Fund's portfolio may be leveraged if the Fund and/or underlying Fund, as applicable, temporarily borrows money to meet redemption requests and/or to settle investment transactions.

     The net long exposure of each GMO International Equity Fund and GMO Alpha Only Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the underlying Fund's net assets. However, occasionally a large redemption may result in overnight net long exposure of over 100% of an underlying Fund's net assets. Each GMO International Equity Fund and GMO Alpha Only Fund may manage some of their derivatives positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The GMO International Equity Funds and Alpha Only Fund also may manage market exposure by offsetting derivatives positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, any such underlying Fund may perform as if it is leveraged.

     The GMO Fixed Income Funds are not limited in the extent to which they may use derivatives. As a result, their net long exposure may exceed 100% of their assets. Leveraging risk is particularly pronounced for GMO Emerging Country Debt Fund. However, the Manager seeks to manage the effective market exposure of GMO Emerging Country Debt Fund by controlling projected tracking error relative to GMO Emerging Country Debt Fund's benchmark.

     - LIQUIDITY RISK. A Fund is exposed to liquidity risk when limited trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions at an advantageous price. All of the underlying Funds are subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued (see "Determination of Net Asset Value"). Liquidity risk also may exist when the Fund or an underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing a short position).

     This risk may be particularly pronounced for underlying Funds such as the GMO Emerging Country Debt Fund and certain of the GMO International Equity Funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of an underlying Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the underlying Fund's portfolio and its income. Nearly all fixed income securities are subject to some credit risk. The risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the underlying Funds for which the risks associated with asset-backed securities are particularly pronounced.

     Underlying Funds that invest in below investment grade securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Junk bonds offer the potential for higher investment returns than higher-rated securities. However, junk bonds are often less liquid than higher quality securities. In addition, the continuing ability of issuers of junk bonds to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Accordingly, GMO Emerging Country Debt Fund, which typically invests most of its assets in below investment grade securities, is subject to substantial credit risk. In addition GMO Global Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, and GMO Core Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in below investment grade securities.

     In addition, an underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in "Derivatives Risk" above) and lends its portfolio securities. The Fund or an underlying Fund is also exposed to credit risk to the extent it uses repurchase agreements. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk may be particularly pronounced for certain GMO Fixed Income Funds investing to a significant extent in OTC derivatives, including those investing in OTC derivatives with durations longer than six months and those that may have significant exposure to a single counterparty.

     - NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. The GMO Currency Hedged International Equity Fund, GMO Developed World Stock Fund, GMO Foreign Fund, GMO Emerging Countries Fund, GMO Global Growth Fund, the GMO Fixed Income Funds, and GMO Alpha Only Fund are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that these underlying Funds are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were "diversified."

     In addition, each of the GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, and GMO Strategic Fixed Income Fund may invest a portion of its assets in shares of GMO Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. All of the GMO Fixed Income Funds (other than GMO Emerging Country Debt Fund) may invest without limitation in shares of GMO Short-Duration Collateral Fund and/or GMO World Opportunity Overlay Fund, and the Fund may invest without limitation in shares of GMO Alternative Asset Opportunity Fund. These underlying Funds are not diversified within the meaning of the 1940 Act, and their securities are offered through separate prospectuses. Please refer to "Appendix A - Description of Underlying Funds" for information regarding certain risks and other information relating to these underlying Funds. Except as otherwise noted in the Fund's "Principal investment strategies," the Fund may invest without limitation in any of the underlying Funds identified above as non-diversified.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund and the underlying Funds, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class of the underlying Funds, such as foreign equities, emerging country equities, or emerging country debt. Notwithstanding its benchmark, the Fund may buy securities (through its investments in the underlying Funds) not included in its benchmark or hold securities (through its investments in the underlying Funds) in very different proportions than its benchmark.

                             MANAGEMENT OF THE FUND

     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the Fund and the underlying Funds of GMO Trust (the "Trust"). GMO is a private company, founded in 1977. As of December 31, 2005, GMO managed on a worldwide basis more than $110 billion for institutional investors such as pension plans, endowments, foundations, and the funds of the Trust (the "GMO Funds").

     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.

     The Manager provides to the Fund direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information. The Fund does not pay the Manager shareholder service fees in exchange for the Manager providing these services. The Fund, however, indirectly bears the shareholder service fees paid by the underlying Funds in which the Fund invests.

     The Manager does not receive management fees from the Fund for management services rendered to the Fund. The Fund, however, indirectly bears the management fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus and, therefore, to date, the Fund has not indirectly borne any management fees of underlying Funds.

     A discussion of the basis for the Trustees' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

     Day-to-day management of the Fund is the responsibility of the Asset Allocation Division, comprised of investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

     Ben Inker is the senior member and director of the Asset Allocation Division. He has been a senior member of the Division since 1996. As director and senior member, Mr. Inker allocates responsibility for portions of the portfolio to members of the Division, oversees the implementation of trades, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash.

     Mr. Inker has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

     The SAI contains other information about how GMO determines the compensation of the senior member, other accounts he manages, and his ownership of the Fund.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust's custodian and transfer agent on behalf of the Fund.

EXPENSE REIMBURSEMENT

     As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2007. The following expenses are specifically excluded from the Manager's reimbursement obligation: expenses indirectly incurred by investment in other funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund's NAV per share for a class of shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. The Fund will not determine the NAV of its classes on any day when the NYSE is closed for business. The Fund also may not determine the NAV of its classes on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund.

     The assets of the Fund consist primarily of shares of the underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund's shares. The value of the underlying Funds' investments is generally determined as follows:

Exchange-listed securities

     -    Last sale price or

     -    Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition

     (Also, see discussion in "Fair Value Pricing" below regarding foreign equity securities.)

Unlisted securities (if market quotations are readily available)

     -    Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by an underlying Fund) (includes bonds, loans, structured notes)

     -    Closing bid supplied by a primary pricing source chosen by the Manager

Options written by the underlying Fund

     -    Most recent ask price

"Fair Value" Pricing

     For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the underlying

Funds' investments will be valued at "fair value," as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

     With respect to the underlying Funds' use of "fair value" pricing, investors should note the following:

          - In certain cases, a significant percentage of an underlying Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that an underlying Fund's net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon its sale.

          - Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the underlying Funds' foreign equity securities be valued using fair value prices based on modeling tools by third party vendors to the extent that those fair value prices are available.

     The value of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some underlying Funds may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds' shares may change significantly on days when you cannot redeem your shares.

                                   NAME POLICY

     The Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with the Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund has established a policy with respect to disclosure of the Fund's portfolio holdings. A description is provided in the Statement of Additional Information. Information regarding the Fund's portfolio holdings as of each month's end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO ("potential shareholders"), and their consultants or agents through a secured link on GMO's website approximately 2 days after month's end.

     Shareholders and potential shareholders of the Fund, as well as their consultants and agents, will be able to access the portfolio holdings of the underlying Funds in which the Fund invests when that information becomes available each month on GMO's website.

     To access this information on GMO's website
(http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to the Fund's portfolio holdings on the website.

     The Fund or GMO may suspend the posting of portfolio holdings, or the Fund may modify its disclosure policy, without notice to shareholders. Once posted, the Fund's portfolio holdings will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date of those holdings.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.

     PURCHASE POLICIES. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

               -    The name of the Fund being purchased;

               -    The dollar amount of the shares to be purchased;

               - The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

               - Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

               - The signature of an authorized signatory as identified in the GMO Trust Application; and

               -    Payment in full (by check, wire, or securities).

                    - If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.

     If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price is the net asset value per share determined on that day (plus any applicable purchase premium) for the Fund shares to be purchased. If the purchase request is received after the close of regular trading on the NYSE, the purchase price is the net asset value per share determined on the next business day (plus any applicable purchase premium) for the Fund shares to be purchased unless the investor has instructed GMO Shareholder Services in writing to defer the purchase to another day. See "Purchase Premiums and Redemption Fees" for a discussion of the purchase premium charged by the Fund, including circumstances under which the purchase premium may be waived.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of redemption.

     The Trust and its agent reserve the right to reject any order. In addition, without notice, the Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.

Minimum Investment Amounts. An investor must have assets with a market value of at least $5 million managed by GMO and its affiliates (including the proposed investment in the Fund) at the time of its initial investment in the Fund, at the close of business on the last business day of each calendar quarter, or at other times as determined by the Manager (each a "Determination Date").

GMO may permit a client to undertake in writing to meet the Fund's minimum investment amount over a specified period.

You should note:

     - There is no minimum additional investment required to purchase additional shares of a class of the Fund.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

     - Eligibility requirements are subject to change upon notice to shareholders.

     - The Trust may waive eligibility requirements for certain accounts or special situations (e.g., funds that invest in GMO Funds may invest in the least expensive class of those GMO Funds in operation at the time of investment).

          The Fund may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the "Cut-off Time") and receive the current day's price if the following conditions are met: (i) the Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Fund of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust. Purchase requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent.

     FUNDING YOUR INVESTMENT. You may purchase shares:

     -    with cash (via wire transfer or check)

          - BY WIRE. Instruct your bank to wire the amount of your investment to:

              Investors Bank & Trust Company, Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
 Further credit: GMO International Opportunities Equity Allocation Fund/Account
                                 name and number

          - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

   By U.S. Postal Service:                           By Overnight Courier:
Investors Bank & Trust Company                   Investors Bank & Trust Company
  GMO Transfer Agent MFD 23                        GMO Transfer Agent MFD 23
         P.O. Box 642                           200 Clarendon Street, 16th Floor
    Boston, MA 02117-0642                               Boston, MA 02116

     -    by exchange (from another Fund of the Trust)

          -    written instruction should be sent to GMO Shareholder Services at
               (617) 439-4192 (facsimile)

     -    in exchange for securities acceptable to the Manager

          - securities must be approved by the Manager prior to transfer to the Fund

          - securities will be valued as set forth under "Determination of Net Asset Value"

     -    by a combination of cash and securities

     FREQUENT TRADING ACTIVITY. No Fund will honor requests for purchases or exchanges by shareholders who are identified as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders. Notwithstanding the foregoing, GMO Domestic Bond Fund, GMO Short-Duration Investment Fund, GMO World Opportunity Overlay Fund, and GMO Short-Duration Collateral Fund (offered through a separate prospectus or private placement memorandum) do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.

     The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to the Fund and its shareholders. There is no assurance that these policies and procedures will be effective in all instances. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     In addition to the policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in "Determination of Net Asset Value" on page 15. The fair value pricing of foreign equity securities reduces the profit potential of frequent trading strategies.

     Shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions transmitted by omnibus accounts represent net transactions, the Funds' ability to detect and prevent frequent trading strategies is limited and dependent upon the cooperation of the intermediary in enforcing the Funds' policies. The Fund reserves the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

                              HOW TO REDEEM SHARES

     You may redeem the Fund's shares on any day when the NYSE is open for business. Redemption requests should be submitted to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.

     REDEMPTION POLICIES. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

               -    The name of the Fund being redeemed;

               - The number of shares or the dollar amount of the shares to be redeemed;

               - The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

               - Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

               - The signature of an authorized signatory as identified in the GMO Trust Application; and

               - Wire instructions or registration address that match the wire instructions or registration address on file at GMO.

     If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares being redeemed, is the net asset value per share determined on the next business day (less any applicable redemption fee) unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you have instructed GMO Shareholder Services to defer the redemption to another day you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date. The Fund's redemption fee applies to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" for a discussion of the redemption fee charged by the Fund, including circumstances under which the fee may be waived.

     The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or rejection of the redemption request.

     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, the Fund may pay the redemption price in whole or in part with securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

          - designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

     - upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

     If a redemption is paid with securities, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value"

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and may not represent a pro rata distribution of each security held in the Fund's portfolio

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     -    if the NYSE is closed on days other than weekends or holidays

     -    during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount or a maximum percentage for the Fund.

     The Fund may redeem shares of the other GMO Funds after the Cut-off Time and receive the current day's price if the following conditions are met: (i) the Fund received a redemption request prior to the Cut-off Time on that day; and
(ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day's Cut-off Time.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares - Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                      PURCHASE PREMIUMS AND REDEMPTION FEES

     The Fund charges a purchase premium and redemption fee to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for details regarding the purchase premium and redemption fee charged by the Fund.

     Purchase premiums and redemption fees are paid to and retained by the Fund to help offset portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) caused by shareholder activity by allocating those costs (or, in the case of cash transactions, an estimate of those costs) to the shareholder generating the activity. In-kind redemption transactions are not subject to redemption fees except to the extent those transactions include a cash component. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

     WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES. If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into the Fund when placing orders for the cash purchase or redemption of Fund shares by prospective or existing shareholders in the Fund with whom GMO has a client relationship. Consequently, these shareholders with whom GMO has a client relationship may benefit from waivers of the Fund's purchase premium and redemption fee to a greater extent than other prospective and existing shareholders of the Fund. The Manager also may waive the purchase premium or redemption fee relating to a cash purchase or redemption transaction, as applicable, in extraordinary circumstances if the Fund will not incur transaction costs. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of any costs (e.g., stamp duties or transfer fees) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.

     DETERMINATION OF LEVEL OF PURCHASE PREMIUMS/REDEMPTION FEES. The Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.

     PERIODIC ADJUSTMENT OF PURCHASE PREMIUMS/REDEMPTION FEES. The purchase premium and redemption fee for the Fund may be adjusted from time to time to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund). For information concerning the underlying Funds and securities in which those underlying Funds may invest, see "Appendix A - Description of Underlying Funds" to this Prospectus.

                             DISTRIBUTIONS AND TAXES

     The Fund's policy is to declare and pay distributions of its net income, if any, semi-annually. The Fund also intends to distribute net gains whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions of net income may include (without limitation) income from securities, certain derivatives and other investments, regular dividends from other regulated investment companies and income allocations from partnerships, and net gains from foreign currency transactions. Short-term capital gain and long-term capital gain distributions may include (without limitation) amounts from the sale of securities and other investments, closing or offsetting of certain derivatives, and capital gains from investment companies and partnerships. Notwithstanding the foregoing, shareholders should see the description below for information regarding the tax character of distributions from the Fund to the shareholders.

     All dividends and/or distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate box on the purchase order form, by writing to the Trust, or by notifying their broker or agent. There is no purchase premium on reinvested dividends or distributions.

It is important for you to note:

     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains derived from the sale of investments that the Fund owned for more than one year and the receipt of properly designated capital gain dividends from the Fund's investment in the underlying Funds are taxable to shareholders as long-term capital gains if such distributions are properly designated by the Fund as capital gain dividends. Distributions of gains derived from the sale of investments that the Fund owned for one year or less and the receipt of dividends (other than properly designated capital gain dividends) from the Fund's investment in the underlying Funds are taxable to shareholders as ordinary income.

     - If the Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. The Fund's ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

     - For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.

     - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisers to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

     - Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly such income or gains were included in the price the shareholder paid for the Fund's shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held.

     - Foreign securities held by underlying Funds in which the Fund has invested may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease the Fund's yield. The foreign withholding tax rates applicable to an underlying Fund's investments in certain foreign jurisdictions may be higher if the underlying Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders.

     - An underlying Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the underlying Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the underlying Fund's distributions to the Fund (as a shareholder in the underlying Fund) and may cause the underlying Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - An underlying Fund's use of derivatives and securities lending may increase the amount of income recognized by the underlying Fund's shareholders, including the Fund to the extent it is invested in the underlying Fund.

     - The Fund's investment in the underlying Funds and investments by the underlying Funds in other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See "Taxes" in the SAI for more information.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Please see the SAI for additional information regarding the tax aspects of investing in the Fund.

                 APPENDIX A -- DESCRIPTION OF UNDERLYING FUNDS

     Following is information regarding GMO Alternative Asset Opportunity Fund, GMO Emerging Markets Quality Fund, GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund, and GMO Strategic Fixed Income Fund as well as an excerpt from the GMO Trust Prospectus, dated June 30, 2005, as revised September 23, 2005, as supplemented from time to time, which provides information about the underlying Funds.

     GMO ALTERNATIVE ASSET OPPORTUNITY FUND. GMO Alternative Asset Opportunity Fund ("AAOF"), a portfolio of the Trust, is offered through a separate prospectus. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. AAOF is managed by GMO.

     AAOF's investment objective is high total return. AAOF is not a "diversified" investment company within the meaning of the 1940 Act.

     AAOF seeks exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF will typically take both long and short positions in commodities. "Commodities" include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).

     AAOF's investment program has two primary components. One component, intended to gain indirect exposure to the commodity markets, will normally consist of investments in swap agreements, exchange-traded and over-the-counter ("OTC") commodity futures and other commodity-linked derivative instruments, including commodity index options and options on futures. This component will normally have two subcomponents. One subcomponent will typically consist of investments in swap contracts on broad-based commodities indices. The purpose of these positions will be to gain and manage exposure to the Fund's benchmark. The second subcomponent will typically consist of active positions in commodity-related derivatives (expected to be primarily futures contracts). In taking these active positions, the Manager will apply three basic principles:
(i) commodity prices exhibit trends; (ii) return distributions in commodities are positively skewed; and (iii) commodity prices exhibit mean reversion. Investments in commodity-related derivatives will generally be made through a wholly-owned subsidiary organized as a Bermuda limited liability company. The wholly-owned subsidiary is expected to invest primarily in swap contracts on commodities indices, commodities futures contracts, other commodity-linked derivative instruments, U.S. and foreign fixed income securities of relatively high quality, and GMO Short-Duration Collateral Fund ("SDCF"). AAOF also may invest in a wide variety of other exchange-traded and OTC derivative instruments that are not linked to the value of a commodity or other commodity-linked instrument (including financial futures, options, and swap contracts). In addition to its commodity-related investments, AAOF has the flexibility to invest without limitation in a range of currency-related investments, including currency futures and forwards and options on these instruments.

     The second component of AAOF's investment program will consist of investments in U.S. and foreign fixed income securities of relatively high quality. Normally, AAOF will make these investments by investing in SDCF. SDCF principally invests in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, money market instruments, and commercial paper. The primary purpose of AAOF's fixed income investments is to provide a cash-like return and to serve as collateral for AAOF's derivative positions.

     The Manager uses proprietary research and models to identify trends in commodities. The factors considered by the Manager and the models used may change over time.

     AAOF's benchmark is a composite of the Dow Jones-AIG Commodity Index and the JP Morgan 3-Month Cash Index. The Dow Jones-AIG Commodity Index and JP Morgan 3-Month Cash Index each represent 50% of the composite benchmark. The Manager does not seek to manage risk relative to AAOF's benchmark. In addition, in constructing AAOF's portfolio, the Manager does not seek to match AAOF's portfolio composition to that of its benchmark, and AAOF's portfolio composition may differ significantly from that of its benchmark.

     GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives. The principal risks of an investment in AAOF include Commodities Risk, Derivatives Risk, Currency Risk, Credit and Counterparty Risk, Market Risk -- Fixed Income Securities, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk. With respect to Management Risk, although the Manager manages other commodity-oriented accounts, the Manager has no prior experience managing a commodity-oriented mutual fund. In addition, AAOF's performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF's shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     GMO EMERGING MARKETS QUALITY FUND. GMO Emerging Markets Quality Fund ("EMQ"), a portfolio of the Trust, is offered through a separate prospectus. EMQ is managed by GMO.

     EMQ's investment objective is broad exposure to the higher quality companies in its benchmark, the S&P/IFCI (Investable) Composite Index. EMQ is not a "diversified" investment company within the meaning of the 1940 Act.

     EMQ typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe.

     The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager typically selects issuers from among the top third of the companies ranked by quality scores in each country in EMQ's benchmark. The Manager screens out companies it believes are of the poorest quality. EMQ's allocation to emerging market countries may be over- or underweight with respect to its benchmark.

     The factors considered by the Manager and the models it uses may change over time. EMQ's portfolio typically is more liquid than the portfolio of the Emerging Markets Fund, and EMQ invests in stocks that the Manager believes to be of higher quality than the average stock in its benchmark. EMQ typically is less "actively" managed than, for example, Emerging Markets Fund. The Manager seeks to manage EMQ with low portfolio turnover and low tracking error relative to the benchmark.

     The other GMO Funds investing in EMQ are subject to the risks associated with investments in equity securities. The principal risks of an investment in EMQ include Market Risk -- Equity Securities, Foreign Investment Risk, Liquidity Risk and Currency Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, Non-Diversification Risk, and Management Risk. Shareholders of each GMO Fund investing in EMQ are indirectly exposed to these risks, in addition to all the risks associated with their investment in the GMO Fund.

     GMO SHORT-DURATION COLLATERAL FUND. GMO Short-Duration Collateral Fund ("SDCF"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for (i) other GMO Funds to achieve exposure to assets they might otherwise acquire directly and/or (ii) to invest cash held by those Funds.

     SDCF's investment objective is total return in excess of its benchmark, the JPMorgan U.S. 3-Month Cash Index. SDCF is not a "diversified" investment company within the meaning of the 1940 Act.

     SDCF seeks to achieve its investment objective by investing primarily in relatively high quality U.S. and foreign floating rate fixed income securities. The Manager considers "relatively high quality" securities to be investment grade securities that are given a rating of Aa3/AA- or better by Moody's Investors Service, Inc. ("Moody's")/Standard & Poor's Ratings Services ("S&P"), or, if unrated, determined to be of comparable quality by the Manager. SDCF may invest in government securities, corporate debt securities, residential and commercial mortgage related securities and other asset-backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which SDCF invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. SDCF's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of SDCF's holdings of fixed income instruments are investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below Baa3 by Moody's or below BBB- by S&P, or, if unrated, determined to be of comparable quality by the Manager, after purchase by SDCF.

     In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. SDCF also may use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to fixed income securities through the use of "synthetic" debt instruments, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or a fixed income security.

     The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be six months or less. The Manager determines SDCF's dollar-weighted average portfolio duration by aggregating the durations of SDCF's individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average portfolio duration. In addition, SDCF's exposure to interest rates may vary as compared to direct investment in bonds with different maturities, and the Manager's investment in longer-term bonds may expose SDCF to additional credit risk.

     The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in SDCF include Market
Risk -- Fixed Income Securities, Credit and Counterparty Risk, Derivatives Risk, Liquidity Risk, Leveraging Risk, Foreign Investment Risk, Non-Diversification Risk, and

Management Risk. Shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     GMO WORLD OPPORTUNITY OVERLAY FUND. GMO World Opportunity Overlay Fund ("Overlay Fund"), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of Overlay Fund are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. Overlay Fund is managed by GMO.

     Overlay Fund's investment objective is high total return relative to its benchmark, the JPMorgan U.S. 3-Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits in the United States. Overlay Fund is not a "diversified" investment company within the meaning of the 1940 Act.

     Overlay Fund's investment program has two principal components. One component consists mainly of investments in derivatives -- primarily, interest rate swap contracts -- through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve Overlay Fund's objective of outperforming its benchmark primarily through returns on Overlay Fund's derivative positions. The primary purpose of Overlay Fund's fixed income investments is to provide a cash-like return, and to serve as collateral for its derivative positions.

     The Manager employs proprietary quantitative techniques to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting the Fund's fixed income investments, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income investments with similar credit quality and maturities.

     The other GMO Funds investing in Overlay Fund are subject to the risks associated with investments in derivatives. The principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Market Risk -- Fixed Income Securities and Related Derivatives, Leveraging Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, and Currency Risk. Shareholders of each GMO Fund investing in Overlay Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in the GMO Fund.

     GMO STRATEGIC FIXED INCOME FUND. GMO Strategic Fixed Income Fund ("SFIF"), a portfolio of the Trust, is offered through a separate prospectus. SFIF is managed by GMO.

     SFIF's investment objective is total return in excess of its benchmark, the Lehman Brothers 1-3 Year U.S. Treasury Index, an independently maintained and published index that includes securities in the Lehman Brothers Treasury Index with maturities from one year up to (but not including) three years. The Lehman Brothers Treasury Index includes public obligations of the U.S. Treasury that have a remaining maturity of one year or more. SFIF is not a "diversified" investment company within the meaning of the 1940 Act.

     SFIF typically invests in fixed income securities included in its benchmark and in securities with similar characteristics. SFIF seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, SFIF invests at least 80% of its assets in fixed income investments. "Fixed income investments," which include bonds, notes, and asset-backed securities, are obligations of an issuer to make payments of principal and/or interest on future dates. With respect to SFIF, fixed income investments include "synthetic debt instruments" created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or a fixed income security. Additionally, with respect to SFIF, a "bond" refers to any fixed income security (including a synthetic debt instrument) with an original maturity of one year or more.

     The Manager may implement its strategies: (i) directly by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter ("OTC") derivative instruments. In order to do so, SFIF may invest in or use:

     - U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and asset-backed securities issued by private issuers;

     - shares of SDCF (to gain exposure to relatively high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers, and/or to generate a cash-like return for its synthetic positions);

     - shares of Overlay Fund (to gain exposure to global interest rate markets, mainly through Overlay Fund's use of interest rate swaps);

     - futures contracts, currency forwards, swap contracts, and other derivative instruments (to gain exposure to the global interest rate and currency markets); and

     - shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries (typically rated below investment grade) (limited to 5% of the Fund's assets)).

     The Manager employs fundamental investment techniques and quantitative models to measure the relative values of the interest rate and currency markets, to determine currency and country allocations, and to identify investments the Manager believes are undervalued or may provide downside protection. SFIF takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, including through the use of derivatives. SFIF also may use derivatives to adjust its foreign currency exposure independently of its exposure to interest rate markets.

     Shareholders investing in SFIF are subject to the risks associated with investments in securities and related investments and the risks associated with investments in derivatives. The principal risks of an investment in SFIF include Market Risk -- Fixed Income Securities, Currency Risk, Foreign Investment Risk, Derivatives Risk, Credit and Counterparty Risk, Fund of Funds Risk, Non-Diversification Risk, Liquidity Risk, Leveraging Risk, Large Shareholder Risk, Focused Investment Risk, and Management Risk. Certain of the above-referenced risks may be more pronounced for SFIF as a result of its investment in ECDF.

     Additional information on AAOF, SDCF, and Overlay Fund is set forth in separate private placement memoranda. Additional information on EMQ and SFIF is set forth in separate prospectuses.

                           INTERNATIONAL EQUITY FUNDS

 GMO INTERNATIONAL CORE EQUITY FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

 GMO INTERNATIONAL INTRINSIC VALUE FUND
                                                    Fund Inception Date: 3/31/87

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from developed markets other than the U.S.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with total available (float) market capitalizations of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

 GMO INTERNATIONAL GROWTH EQUITY FUND
                                                    Fund Inception Date: 9/19/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models it uses may change over time.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations).

 GMO DEVELOPED WORLD STOCK FUND
                                                     Fund Inception Date: 8/1/05

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a portfolio of equity investments from the world's developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. The Manager defines "stocks" as investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depository receipts. The Manager defines "developed markets" as those countries included in the MSCI World Index, a global developed markets equity index.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and momentum;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted slightly towards value stocks and away from growth stocks. The Manager seeks to limit risk relative to the Fund's benchmark by using a blend of valuation-based and momentum-based stock selection strategies.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO GLOBAL GROWTH FUND
                                                    Fund Inception Date: 7/20/04

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets, including the U.S.

     The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their fundamental value. The Manager maintains diversification across countries, and tilts the Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models it uses may change over time. The Manager seeks to manage the Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to the Fund's benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") World Growth Style Index, an independently maintained and published index covering the developed markets -- North America, Europe and Asia Pacific -- of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million), representing the top 80% of the available (float) capital of the BMI in each country.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Growth Securities - The Fund purchases some equity securities ("growth securities") primarily because the Manager believes that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations, since their market prices are highly sensitive to future earnings expectations.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
                                                    Fund Inception Date: 6/30/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Core Equity Fund, International Intrinsic Value Fund, and International Growth Equity Fund. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.

     The Manager allocates the Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations measured by export and producer price parity, balance of payments, and interest rates.

     The Manager looks at the underlying Funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments relative to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Funds' investments and periods of poor performance.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund makes frequent use of currency forwards.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.

- Liquidity Risk - The underlying Funds' ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the value the Manager anticipates), Market Risk - Growth Securities (risk that some equity securities purchased by the underlying Funds will be more sensitive to market fluctuations since their market prices are highly sensitive to future earnings expectations), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO FOREIGN FUND
                                                    Fund Inception Date: 6/28/96

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

     - Stock selection - The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far
East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO FOREIGN SMALL COMPANIES FUND
                                                    Fund Inception Date: 6/30/00

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Depending upon the country, as of May 31, 2005, the market capitalization of the largest company (in a particular country) included within the Fund's definition of small companies ranged from approximately $445 million (Slovenia) to $24 billion (Switzerland) (based on exchange rates as of May 31, 2005). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark.

     - Stock selection - The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

     - Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments (excluding investments in emerging markets companies included in the Fund's benchmark) generally will represent 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. Depending upon the country, as of May 31, 2005, the market capitalization of the largest company (in a particular country) included in the S&P/Citigroup EMI World ex-U.S. Index ranged from $445 million (Slovenia) to $17 billion (Korea). The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Market Risk - Value Securities - The Fund purchases some equity securities ("value securities") primarily because they are selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO INTERNATIONAL SMALL COMPANIES FUND
                                                   Fund Inception Date: 10/14/91

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's equity issues. As of May 31, 2005, the market capitalization of the largest company included within the Fund's definition of small companies was approximately $5.8 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

     The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

     - Stocks - valuation, firm quality, and improving fundamentals;

     - Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

     - Currencies - export and producer price parity, balance of payments, and interest rate differentials.

     The factors considered by the Manager and the models it uses may change over time. In using these models to construct the Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may make investments in emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure;
(ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser quantities than more widely held securities and their value may fluctuate more sharply than those securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO EMERGING COUNTRIES FUND                        Fund Inception Date: 8/29/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.

     The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

     - Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

     - Stocks - earnings and price momentum, earnings to price, book to price, and quality.

     The factors considered by the Manager and the models it uses may change over time. The Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging markets funds.

     The Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
(iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The Fund also may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

BENCHMARK
     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments and periods of poor performance. This risk is particularly pronounced for the Fund because it invests most of its assets in securities of issuers based in countries with emerging market economies, which tend to be more volatile than the economies of developed countries.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies. To the extent the Fund hedges its foreign currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller capitalizations), and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

                               FIXED INCOME FUNDS

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund's investment strategy is to invest most of its assets in:

     - Shares of Short-Duration Collateral Fund ("SDCF");

     - U.S. investment-grade bonds, convertible bonds, and asset-backed securities; and

     - Derivative instruments (including synthetic bonds) whose value is related to U.S. investment-grade bonds, convertible bonds, and asset-backed securities.

     Under normal circumstances, the Fund invests at least 80% of its assets in bond investments tied economically to the United States. SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. U.S. investment-grade bonds include U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund also invests in foreign bonds, and may invest some of its assets in lower-rated securities.

     The Manager employs fundamental and proprietary research techniques and quantitative models to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

     The Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.8 years as of 05/31/05). Certain investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO
Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Liquidity Risk (difficulty in selling Fund investments), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

 GMO CORE PLUS BOND FUND                            Fund Inception Date: 4/30/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests in U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government, corporate bonds, and asset-backed securities issued by private issuers), and seeks additional returns by investing in foreign bond and currency markets. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves U.S. bond market exposure by primarily investing in Short-Duration Collateral Fund ("SDCF"), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. The Fund also may expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (4.3 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The Fund also uses credit default swaps to a significant extent. Credit default swaps can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund's investments in lower-rated fixed income securities and OTC derivatives with durations longer than six months and increases when the Fund has significant exposure to any one counterparty.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), and Leveraging Risk (increased risks from use of derivatives). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO INTERNATIONAL BOND FUND                       Fund Inception Date: 12/22/93

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index, and makes investments in investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by investing in Short-Duration Collateral Fund ("SDCF") and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund may use some of its assets to make investments in below investment grade securities (also known as "junk bonds"), and may use up to 5% of the Fund's assets to make investments in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (6.1 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO CURRENCY HEDGED INTERNATIONAL BOND FUND        Fund Inception Date: 9/30/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), and invests in investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by investing in Short-Duration Collateral Fund ("SDCF") and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund also may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (6.4 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Leveraging Risk (increased risks from use of derivatives), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments), Liquidity Risk (difficulty in selling Fund investments), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO GLOBAL BOND FUND                              Fund Inception Date: 12/28/95

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Global Government Bond Index, and invests in investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in bond investments.

     The Fund achieves this exposure by primarily investing in Short-Duration Collateral Fund ("SDCF") and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund ("Overlay Fund"). The Fund also may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the Fund's assets in the sovereign debt of emerging countries, generally by investing in Emerging Country Debt Fund ("ECDF") (see page 60 for a discussion of ECDF).

     The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

     The Manager normally seeks to maintain the Fund's portfolio duration within +/-20% of the benchmark's duration (5.9 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives may be particularly pronounced because the Fund creates "synthetic" bonds to replace direct investments.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

- Currency Risk - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments denominated in foreign currencies.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Leveraging Risk (increased risks from use of derivatives), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

 GMO EMERGING COUNTRY DEBT FUND                     Fund Inception Date: 4/19/94

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund also may make investments in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars.

     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues.

     In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter ("OTC") derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

     The Manager normally seeks to cause the Fund's portfolio duration to approximate that of its benchmark (6.3 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund's investments in fixed income securities that are below investment grade and in OTC derivatives with durations longer than six months and increases when the Fund has significant exposure to any one counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in volatile market conditions the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

- Derivatives Risk - The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset. The Fund also uses credit default swaps to a significant extent. Credit default swaps can be difficult to value, highly susceptible to liquidity and credit risk, and subject to documentation risks (e.g., the parties may interpret contract terms differently). There is no assurance that credit default swaps will be effective or will have the desired result.

- Leveraging Risk - Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

- Liquidity Risk - The Fund's ability to sell securities may be adversely affected by limited trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

     Other principal risks of an investment in the Fund include Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified) and Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's investments).

GMO SHORT-DURATION INVESTMENT FUND                  Fund Inception Date: 4/18/90

INVESTMENT OBJECTIVE
     Provide current income. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund primarily will make investments in securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. The Fund may invest a substantial portion of its assets in Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high-quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. The Fund also may use derivatives. While the Fund makes investments in high-quality securities, it may choose not to dispose of a security whose rating is lowered after purchase.

     The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration." The Fund is NOT a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund) and, as a result, the Fund may be subject to short-term trading and related trading and other costs.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities.

- Credit and Counterparty Risk - This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected) and Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified).

 GMO INFLATION INDEXED BOND FUND                    Fund Inception Date: 3/31/97

INVESTMENT OBJECTIVE
     High total return. The Fund seeks to achieve its objective by outperforming its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund primarily makes investments in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" as instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

     The Fund invests in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of Short-Duration Collateral Fund ("SDCF"). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers. The Fund also may invest some of its assets in below investment grade securities (also known as "junk bonds"), and may use synthetic bonds to implement its strategy.

     The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

     While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (8.7 years as of 05/31/05).

BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, which is independently maintained by Lehman Brothers and consists of Inflation-Protection Securities issued by the U.S. Treasury.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see "Description of Principal Risks."

- Market Risk - Fixed Income Securities - The value of the Fund's fixed income investments will typically decline during periods of rising interest rates. The Fund also has market risk through its investments in asset-backed securities, which varies based on those securities' deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any. The Fund is exposed to additional market risk through its investments in debt securities paying no interest.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.

     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that other funds in which the Fund invests will not perform as expected), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Liquidity Risk (difficulty in selling Fund investments), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty).

                   ASSET ALLOCATION FUNDS ("FUNDS OF FUNDS")

 GMO ALPHA ONLY FUND                                Fund Inception Date: 7/29/94

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in shares of the U.S. Equity Funds and the International Equity Funds (including the Emerging Markets Funds) (the "underlying Funds") or in equity securities of the type invested in by those Funds. The Fund implements its strategy with either direct or indirect investments in a combination of U.S., international, and emerging market equities.

     The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative models to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven-year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

     The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded index futures contracts. The international equity and emerging market equity portions of the portfolio are hedged using foreign (and U.S., in the case of emerging market equities) exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay an amount equal to the return of foreign market securities indices in exchange for a U.S. dollar-based interest rate.

     To the extent that the Fund's hedges are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

BENCHMARK
     The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see "Description of Principal Risks."

- Fund of Funds Risk - Because the Fund invests in underlying Funds, the most significant risk of an investment in the Fund is the risk that the underlying Funds in which it invests will not perform as expected. In addition, the Fund is indirectly exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results. In addition, as a result of the Fund's hedging positions, the value of the Fund's shares will be adversely affected if the return on the Fund's equity positions is lower than the market returns that are the subject of the Fund's hedging positions.

- Derivatives Risk - The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

- Foreign Investment Risk - The value of foreign securities may change more rapidly and to a greater extent than U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments. These and other risks are greater for an underlying Fund's investments in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

     Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund or underlying Fund investments), Currency Risk (risk that decreases relative to the U.S. dollar in the value of the currency in which a foreign investment of the Fund or of an underlying Fund is denominated or fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's or an underlying Fund's investments), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's performance more than if the Fund were diversified), Leveraging Risk (increased risks from use of derivatives), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying
Fund).

                                   GMO TRUST

                                 SUPPLEMENT TO
  GMO TRUST PROSPECTUS DATED JUNE 30, 2005, AS REVISED SEPTEMBER 23, 2005 AND
                 GMO TRUST STATEMENT OF ADDITIONAL INFORMATION
               DATED JUNE 30, 2005, AS REVISED SEPTEMBER 23, 2005

GMO ALPHA ONLY FUND

Effective October 31, 2005, GMO Alpha Only Fund may invest in GMO Emerging Country Debt Fund ("ECDF") (in addition to the GMO Trust funds in which Alpha Only Fund already invests) or in debt securities of the type invested in by ECDF. See page 60 of the Prospectus for a discussion of ECDF. The Manager will employ a similar strategy with respect to the emerging market debt asset class as it currently employs with other asset classes in which the Alpha Only Fund invests. The emerging market debt portion of Alpha Only Fund's portfolio typically will be hedged using swap contracts in which the Fund is obligated to pay an amount equal to the return of an emerging market debt index in exchange for a U.S. dollar-based interest rate, and the description of Alpha Only Fund's use of derivatives, set forth on page 43 of the Statement of Additional Information, is hereby amended accordingly. To the extent the hedges of the emerging market debt portion of the portfolio are successful, the performance of this portion of the portfolio is not expected to correlate with the movements of the emerging market debt market generally. Instead, this portion of the portfolio is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to the emerging market debt market generally.

As a result of Alpha Only Fund's investment in ECDF, Alpha Only Fund is exposed to Market Risk -- Fixed Income Securities (see page 88 of the Prospectus for a description of this risk). In addition, certain of Alpha Only Fund's risks (e.g., Foreign Investment Risk, Credit and Counterparty Risk, Derivatives Risk, Leveraging Risk, Liquidity Risk, and Currency Risk), which are described on page 84 of the Prospectus, will be more pronounced as a result of Alpha Only Fund's investment in ECDF.

Clause (b) of footnote 5 to Alpha Only Fund's "Annual Fund operating expenses" table on page 85 is hereby restated as follows:

    (5) . . . (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses and, in the case of ECDF, excluding ECDF's fees and expenses (including legal fees) of the independent trustees of the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense, and transfer taxes), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

Supplement Date: October 5, 2005

                                    GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders (when available) will contain additional information about the Fund's investments. The Fund's annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its initial fiscal year. The Fund's annual and semi-annual reports (when available) will be, and the Fund's SAI is, available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

     You can review and copy the Prospectus, SAI, and reports (when available) at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.

                              SHAREHOLDER INQUIRIES

                       Shareholders may request additional information
                          from and direct inquiries to:
                             Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                                Boston, MA 02110
                          1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                   SHS@GMO.com
                           website: http://www.gmo.com

                                   DISTRIBUTOR

                             Funds Distributor, Inc.
                          100 Summer Street, 15th Floor
                           Boston, Massachusetts 02110

                                       INVESTMENT COMPANY ACT FILE NO. 811-04347

                                    GMO TRUST

             GMO INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 17, 2006

This Statement of Additional Information is not a prospectus. It relates to the Prospectus of the GMO International Opportunities Equity Allocation Fund (the "Fund") dated May 17, 2006, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus is, and (when available) information from the annual report to shareholders of the Fund will be, incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of the Fund (when available) may be obtained free of charge from GMO Trust (the "Trust"), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.......................................     1
FUND INVESTMENTS.........................................................     1
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS...............................     6
TRACKING ERROR...........................................................    37
INVESTMENT RESTRICTIONS..................................................    37
DETERMINATION OF NET ASSET VALUE.........................................    40
DISTRIBUTIONS............................................................    40
TAXES....................................................................    40
MANAGEMENT OF THE TRUST..................................................    51
INVESTMENT ADVISORY AND OTHER SERVICES...................................    58
PORTFOLIO TRANSACTIONS...................................................    62
PROXY VOTING POLICIES AND PROCEDURES.....................................    64
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................    64
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.........................    66
MULTIPLE CLASSES.........................................................    68
VOTING RIGHTS............................................................    68
SHAREHOLDER AND TRUSTEE LIABILITY........................................    69

APPENDIX A -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

The GMO International Opportunities Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses and statements of additional information.


                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund and principal strategies and risks of investing in the Fund are described in the Prospectus. Except for policies identified in this Statement of Additional Information ("SAI") as "fundamental," the Trust's Board of Trustees may change the Fund's investment objective, strategies, and policies without shareholder approval.

                                FUND INVESTMENTS

The Fund is generally permitted (but not required) to make the following investments: investments in shares of other funds of the Trust; cash and other high quality investments; U.S. government securities; and repurchase agreements. The Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

The Fund primarily invests in other funds of the Trust. The Trust funds in which the Fund currently invests (the "underlying Funds") currently include GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO Global Growth Fund, GMO Developed World Stock Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Quality Fund and GMO Emerging Countries Fund (collectively, the "International Equity Funds"); GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund, GMO Inflation Indexed Bond Fund, and GMO Strategic Fixed Income Fund (collectively, the "Fixed Income Funds"); GMO Alternative Asset Opportunity Fund and GMO Alpha Only Fund.

Throughout this SAI, it is noted that the Fund and/or an underlying Fund, as defined below, will "invest" or make "investments" in a particular type of security or other asset. Investors should note that, when used in this SAI, the term "invest" includes both direct investing and indirect investing and the term "investments" includes both direct investments and indirect investments. For instance, the Fund may invest indirectly or make an indirect investment by investing in an underlying Fund. The following charts indicate the types of investments that each underlying Fund is generally permitted (but not required) to make either directly or indirectly. An underlying Fund may, however, make other types of investments provided such investments are consistent with the underlying Fund's investment objective and policies and the underlying Fund's investment restrictions do not expressly prohibit it from so doing.

                                                                                                                 Currency
                                          International   International   International   Developed   Global      Hedged
                                               Core      Intrinsic Value  Growth Equity  World Stock  Growth  International
       INTERNATIONAL EQUITY FUNDS          Equity Fund         Fund            Fund          Fund      Fund    Equity Fund
       --------------------------         -------------  ---------------  -------------  -----------  ------  -------------
Domestic Equity Securities(1)                   X               X               X             X          X          X
Foreign Investments--Foreign Issuers(2)         X               X               X             X          X          X
Foreign Investments--Foreign Issuers
   (Traded on U.S. Exchanges) (2)               X               X               X             X          X          X
Foreign Investments--Emerging Markets(2)                        X               X                                   X
Securities Lending                              X                               X
Depository Receipts                             X               X               X             X          X          X
Convertible Securities                          X               X               X             X          X          X
Preferred Stocks                                X               X               X             X          X          X
Warrants and Rights                             X               X               X             X          X          X
Options and Futures                             X               X               X             X          X          X
Swap Contracts and Other Two-Party
   Contracts                                    X               X               X             X          X          X
Foreign Currency Transactions                   X               X               X             X          X          X
Repurchase Agreements                           X               X               X             X          X          X
Debt and Other Fixed Income Securities          X               X               X             X          X          X
Debt and Other Fixed Income Securities--
   Long and Medium Term Corporate
   & Government Bonds(3)                        X               X               X             X          X          X
Debt and Other Fixed Income Securities--
   Short-term Corporate & Government
   Bonds(3)                                     X               X               X             X          X          X
Cash and Other High Quality Investments         X               X               X             X          X          X
U.S. Government Securities and Foreign
   Government Securities                        X               X               X             X          X          X
Real Estate Investment Trusts ("REITs")         X               X               X             X          X          X
Mortgage-Backed Securities, Asset-Backed
   Securities, Collateralized Mortgage
   Obligations, and Collateralized
   Debt Obligations
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued
   Securities
Loans, Loan Participations, and
   Assignments
Reverse Repurchase Agreements and Dollar
   Roll Agreements
Commodities
Illiquid Securities                             X               X               X             X          X          X
Investments in Other Investment
   Companies                                    X               X               X             X          X          X
Investments in Other Investment
   Companies--Shares of Other GMO Trust
   Funds                                                                                                            X


                                                                    International      Emerging      Emerging
                                          Foreign   Foreign Small       Small      Markets Quality  Countries
       INTERNATIONAL EQUITY FUNDS           Fund   Companies Fund  Companies Fund        Fund          Fund
       --------------------------         -------  --------------  --------------  ---------------  ---------
Domestic Equity Securities(1)                X            X               X               X             X
Foreign Investments--Foreign Issuers(2)      X            X               X               X             X
Foreign Investments--Foreign Issuers
   (Traded on U.S. Exchanges) (2)            X            X               X               X             X
Foreign Investments--Emerging Markets(2)     X            X               X               X             X
Securities Lending
Depository Receipts                          X            X               X               X             X
Convertible Securities                       X            X               X               X             X
Preferred Stocks                             X            X               X               X             X
Warrants and Rights                          X            X               X               X             X
Options and Futures                          X            X               X               X             X
Swap Contracts and Other Two-Party
   Contracts                                 X            X               X               X             X
Foreign Currency Transactions                X            X               X               X             X
Repurchase Agreements                        X            X               X               X             X
Debt and Other Fixed Income Securities       X            X               X                             X
Debt and Other Fixed Income Securities--
   Long and Medium Term Corporate
   & Government Bonds(3)                     X            X               X               X             X
Debt and Other Fixed Income Securities--
   Short-term Corporate & Government
   Bonds(3)                                  X            X               X               X             X
Cash and Other High Quality Investments      X            X               X               X             X
U.S. Government Securities and Foreign
   Government Securities                     X            X               X                             X
Real Estate Investment Trusts ("REITs")                   X               X               X
Mortgage-Backed Securities, Asset-Backed
   Securities, Collateralized Mortgage
   Obligations, and Collateralized
   Debt Obligations
Adjustable Rate Securities
Below Investment Grade Securities            X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities                                                                        X
Structured Notes                                                                          X             X
Firm Commitments and When-Issued
   Securities
Loans, Loan Participations, and
   Assignments
Reverse Repurchase Agreements and Dollar
   Roll Agreements
Commodities
Illiquid Securities                          X            X               X               X             X
Investments in Other Investment
   Companies                                 X            X               X               X             X
Investments in Other Investment
   Companies--Shares of Other GMO Trust
   Funds                                                                                  X             X

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                                                                   Currency                         Short-
                            Domestic                                Hedged     Global   Emerging   Duration   Inflation   Strategic
                              Bond    Core Plus  International  International   Bond    Country   Investment   Indexed      Fixed
    FIXED INCOME FUNDS        Fund    Bond Fund    Bond Fund         Bond       Fund   Debt Fund     Fund     Bond Fund  Income Fund
    ------------------      --------  ---------  -------------  -------------  ------  ---------  ----------  ---------  -----------
Domestic Equity
   Securities(1)                X         X            X               X          X        X           X          X           X
Foreign Investments--
   Foreign Issuers(2)           X         X            X               X          X        X           X          X           X
Foreign Investments--
   Foreign Issuers (Traded
   on U.S. Exchanges) (2)       X         X            X               X          X        X           X          X           X
Foreign Investments--
   Emerging Markets(2)                    X            X               X          X        X           X          X           X
Securities Lending              X         X            X               X          X        X           X          X           X
Depository Receipts             X         X            X               X          X        X                      X           X
Convertible Securities          X         X            X               X          X        X           X          X           X
Preferred Stocks                X         X            X               X          X        X                      X           X
Warrants and Rights             X         X            X               X          X        X           X          X           X
Options and Futures             X         X            X               X          X        X           X          X           X
Swap Contracts and Other
   Two-Party Contracts          X         X            X               X          X        X           X          X           X
Foreign Currency
   Transactions                 X         X            X               X          X        X           X          X           X
Repurchase Agreements           X         X            X               X          X        X           X          X           X
Debt and Other Fixed
   Income Securities            X         X            X               X          X        X           X          X           X
Debt and Other Fixed
   Income Securities--Long
   and Medium Term
   Corporate & Government
   Bonds(3)                     X         X            X               X          X        X           X          X           X
Debt and Other Fixed
   Income Securities--
   Short-term Corporate &
   Government Bonds(3)          X         X            X               X          X        X           X          X           X
Cash and Other High
   Quality Investments          X         X            X               X          X        X           X          X           X
U.S. Government Securities
   and Foreign Government
   Securities                   X         X            X               X          X        X           X          X           X
Real Estate Investment
   Trusts ("REITs")
Mortgage-Backed
   Securities, Asset-
   Backed Securities,
   Collateralized Mortgage
   Obligations, and
   Collateralized Debt
   Obligations                  X         X            X               X          X        X           X          X           X
Adjustable Rate Securities      X         X            X               X          X        X           X          X           X
Below Investment Grade
   Securities                   X         X            X               X          X        X           X          X           X
Brady Bonds                               X            X               X          X        X                                  X
Euro Bonds                                X            X               X          X        X                                  X
Zero Coupon Securities          X         X            X               X          X        X           X          X           X
Indexed Securities              X         X            X               X          X        X           X          X           X
Structured Notes                X         X            X               X          X        X           X          X           X
Firm Commitments and When-
   Issued Securities            X         X            X               X          X        X           X          X           X
Loans, Loan
   Participations, and
   Assignments                  X         X            X               X          X        X                      X           X
Reverse Repurchase
   Agreements and Dollar
   Roll Agreements              X         X            X               X          X        X           X          X           X
Commodities
Illiquid Securities             X         X            X               X          X        X           X          X           X
Investments in Other
   Investment Companies         X         X            X               X          X        X           X          X           X
Investments in Other
   Investment Companies--
   Shares of Other GMO
   Trust Funds                  X         X            X               X          X        X           X          X           X

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                          ALPHA ONLY FUND
                                 &                                                      Alternative Asset
                 ALTERNATIVE ASSET OPPORTUNITY FUND                   Alpha Only Fund    Opportunity Fund
                 ----------------------------------                   ---------------   -----------------
Domestic Equity Securities(1)                                                X
Foreign Investments--Foreign Issuers(2)                                      X                  X
Foreign Investments--Foreign Issuers (Traded on U.S. Exchanges) (2)          X                  X
Foreign Investments--Emerging Markets(2)                                     X                  X
Securities Lending                                                           X                  X
Depository Receipts                                                          X                  X
Convertible Securities                                                       X                  X
Preferred Stocks                                                             X
Warrants and Rights                                                          X                  X
Options and Futures                                                          X                  X
Swap Contracts and Other Two-Party Contracts                                 X                  X
Foreign Currency Transactions                                                X                  X
Repurchase Agreements                                                        X                  X
Debt and Other Fixed Income Securities                                       X                  X
Debt and Other Fixed Income Securities--Long and Medium Term
   Corporate & Government Bonds(3)                                           X                  X
Debt and Other Fixed Income Securities--Short-term Corporate &
   Government Bonds(3)                                                       X                  X
Cash and Other High Quality Investments                                      X                  X
U.S. Government Securities and Foreign Government Securities                 X                  X
Real Estate Investment Trusts ("REITs")                                      X                  X
Mortgage-Backed Securities, Asset-Backed Securities, Collateralized
   Mortgage Obligations, and Collateralized Debt Obligations                 X                  X
Adjustable Rate Securities                                                   X                  X
Below Investment Grade Securities                                            X                  X
Brady Bonds                                                                  X
Euro Bonds                                                                   X
Zero Coupon Securities                                                       X                  X
Indexed Securities                                                           X                  X
Structured Notes                                                             X                  X
Firm Commitments and When-Issued Securities                                  X                  X
Loans, Loan Participations, and Assignments                                  X
Reverse Repurchase Agreements and Dollar Roll Agreements                     X                  X
Commodities                                                                                     X
Illiquid Securities                                                          X                  X
Investments in Other Investment Companies                                    X                  X
Investments in Other Investment Companies--Shares of Other GMO
   Trust Funds                                                               X                  X

----------
(1) For more information, see, among other sections, "Descriptions of Principal Risks--Market Risk--Equity Securities" in the Prospectus.

(2) For more information, see, among other sections, "Descriptions of Principal Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Risks of Foreign Investments" herein.

(3) For more information, see, among other sections, "Descriptions and Risks of Fund Investments--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Fund may engage and the risks associated with their use. THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND THROUGH THE UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST. Not all underlying Funds may engage in all practices described below. Please refer to "Appendix A - Description of Underlying Funds" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular underlying Fund may engage either directly or indirectly.

PORTFOLIO TURNOVER

Based on the Manager's assessment of market conditions, the Manager may trade an underlying Fund's investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the underlying Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of such Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains are typically taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

Funds that are "diversified" funds are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). At least 75% of the value of a "diversified" Fund's total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any single issuer. The Fund is diversified. (See "Investment Restrictions" below).

As stated in the Prospectus, certain of the underlying Funds are "non-diversified" funds under the 1940 Act and therefore are not required to satisfy the requirements for "diversified" funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to an underlying Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

The Fund and each of its underlying Funds (except for Alternative Asset Opportunity Fund), whether diversified or non-diversified, must meet diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and other related fees also are generally higher than in the United States. The laws of some foreign countries may limit an underlying Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on their economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce an underlying Fund's income from investments in securities or debt instruments of emerging markets issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause an underlying Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

INVESTMENTS IN ASIA AND AFRICA. In addition to the risks of foreign investments and emerging markets investments described above, the Funds that invest in Asia and Africa are subject to other risks. These Funds include all of the Trust's International Equity Funds, including Emerging Markets Quality Fund and Emerging Countries Fund, and Fixed Income Funds that invest in non-U.S. investments, including Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund and Strategic Fixed Income Fund. The economies of Asian and African countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian and African countries are not diversified and are based on only a few commodities or industries, or, in the case of African countries, on a single commodity or industry. Economies of some African countries also may be affected by severe climate changes, particularly drought.

Investments in these countries also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investments in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., American Depositary Receipts, Global Depository Receipts, derivatives, etc.). Some African countries have investment and repatriation restrictions that reduce the liquidity of a Fund's investments in the securities of African issuers and could increase the volatility of those investments.

Asian and African countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

Investment in particular Asian or African countries is subject to unique investment risks, yet the political and economic prospects of one country or group of countries can affect other countries in these regions. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian or African country may spread to other Asian or African countries, respectively.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Certain underlying Funds may invest directly in the securities of Russian issuers, including Emerging Countries Fund, Emerging Country Debt Fund, Emerging Markets Quality Fund, Foreign Fund and Foreign Small Companies Fund. Certain other underlying Funds may have indirect exposure to Russian securities, including Core Plus Bond Fund, International Bond Fund, Global Bond Fund, Currency Hedged International Bond Fund, Strategic Fixed Income Fund, and Alpha Only Fund. Investment in those securities presents many of the same risks as investing in the securities of emerging markets issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries.

An underlying Fund investing in the securities of a private Russian company is subject to unique investment risks because the evidence provided to the underlying Fund of its investment, a "share extract," is not legally determinative of ownership of the securities. A Russian company's share registrar maintains the official record of ownership of the company's securities. Russian companies control their share registrars, and investors have few legal rights against registrars.

SECURITIES LENDING

The Fund and each of the underlying Funds may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of the loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be continuously collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund or underlying Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund or underlying Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's or underlying Fund's earnings on the collateral. As with other extensions of credit, the Fund or underlying Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund or underlying Fund also bears the risk that the value of investments made with collateral may decline.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund or underlying Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund or underlying Fund bears the risk of delay in the return of the security, impairing the Fund's or underlying Fund's ability to vote on such matters. The Manager has retained lending agents on behalf of several of the funds of the Trust that are compensated based on a percentage of the fund's return on its securities lending. The Fund or underlying Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.

The Fund or underlying Fund's securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. The Fund or underlying Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See "Taxes" below for further discussion of qualified dividend income.

DEPOSITORY RECEIPTS

An underlying Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts"). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying securities, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

WARRANTS AND RIGHTS

The underlying Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. An underlying Fund may use warrants and rights in a manner similar to their use of options on securities as described in "Options and Futures" below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the underlying Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the underlying Fund would otherwise wish.

The Emerging Markets Quality Fund and Emerging Countries Fund sometimes use non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivative instruments. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. (See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.

OPTIONS AND FUTURES

An underlying Fund may use options and futures for various purposes. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while an underlying Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may adversely affect an underlying Fund's performance.

OPTIONS. Underlying Funds that use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the underlying Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the underlying Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

An underlying Fund's ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.

WRITING OPTIONS. An underlying Fund may seek to increase its return by writing call or put options on securities or indexes. A call option written by an underlying Fund gives the holder the right to buy the underlying security from the underlying Fund at a stated exercise price; a put option written by an underlying Fund gives the holder the right to sell the underlying security to the underlying Fund at a stated exercise price. In the case of options on indexes, the options are typically cash settled for the difference between the exercise price and the market value of the index on the date of exercise.

An underlying Fund receives a premium for writing a put or call option. The premium increases the underlying Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium reflects, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by the underlying Fund, the underlying Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. If the underlying Fund does not hold the security underlying a call written by the underlying Fund and the market price exceeds the exercise price, the underlying Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price minus the premium received. By writing a put option on a security, the underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

PURCHASING OPTIONS. For a call option purchased by an underlying Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the underlying Fund to the writer and transaction costs. Likewise, in order for a put option purchased by an underlying Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the underlying Fund and transaction costs.

CLOSING TRANSACTIONS. If the writer of an option wishes to terminate its obligation before the holder exercises the option, it may effect a closing purchase. In the case of exchange-traded options, an underlying Fund effects a closing purchase by buying an option of the same series as the option previously written. An underlying Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If an underlying Fund closes a call option that it has written at a loss, the underlying Fund's loss is likely to be offset in whole or in part by the appreciation in value of the underlying securities. The holder of an option may similarly liquidate its position by effecting a closing sale. In the case of exchange-traded options, an underlying Fund effects a closing sale by selling an option of the same series as the option previously purchased. An underlying Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). No guarantee exists that an underlying Fund will be able to effect a closing purchase or a closing sale at any particular time.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If an underlying Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security.

RISK FACTORS IN OPTIONS TRANSACTIONS. An American option is an option in which the holder can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or INDEX must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is never exercised, the writer's gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or index during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or index. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or index at the exercise price, which will typically exceed the then market value of the underlying security or index. The purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange"), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, an underlying Fund might not be able to effect a closing transaction for a particular option. As a result, the underlying Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the underlying Fund, if it is the writer of an option, would remain obligated under the option and, with respect to a written call option, would not be able to sell the underlying security or index until the option expires unexercised or it delivers the underlying security or index upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund and the underlying Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict an underlying Fund's ability to purchase or sell options on a particular security.

An over-the-counter option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See "Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts" below.

FUTURES. To the extent consistent with applicable law, an underlying Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities ("single stock futures") or securities indices, interest rates, inflation indices and (to the extent an underlying Fund is permitted to invest in commodities and commodity-linked derivative instruments) commodities or commodities indices.

Sale of a financial futures contract creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A purchase of a financial futures contract creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month for a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the market on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

In most cases, futures contracts are closed before the settlement date without the making or taking of delivery. A sale of a futures contract is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

INDEX FUTURES. Some underlying Funds may purchase futures contracts on securities indexes ("Index Futures"). An underlying Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

An underlying Fund may close open positions on an exchange on which Index Futures are traded at any time through the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

INTEREST RATE FUTURES. Some underlying Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

CONSUMER PRICE INDEX FUTURES. The underlying Funds may engage in transactions involve CPI (Consumer Price Index) Futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the underlying Funds to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating "synthetic" inflation indexed bonds. The underlying Funds also may combine CPI futures with U.S. Treasury futures contracts to create "synthetic" inflation indexed bonds issued by the U.S. Treasury.

COMMODITIES FUTURES. The Fund through its investment in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum, may purchase futures contracts on various commodities or commodities indices. See "Commodities - Commodities Futures" and "Commodities - Special Risk Factors in Commodity Futures Transactions" below.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the option exercise price at any time during the period of the option. Underlying Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, an underlying Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, an underlying Fund may hedge against a possible increase in the price of securities the underlying Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency

Transactions" below for a description of the underlying Funds' use of options on currency futures.

An underlying Fund's ability to establish and close options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, an underlying Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, an underlying Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, an underlying Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

An underlying Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the underlying Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the underlying Fund does not then invest in those securities, the underlying Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements within a given time frame in exchange rate, interest rate, and stock and commodity prices. For example, to the extent an underlying Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by an underlying Fund, the underlying Fund would realize a loss on the futures that is not offset by an increase in the value of its portfolio securities. As a result, the underlying Fund's total return would be less than if it had not used the futures.

As discussed above, an underlying Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the underlying Fund to purchase the underlying security at a set price on a future date, the underlying Fund's net asset value will fluctuate with the value of the security as if it were already in the underlying Fund's portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, an underlying Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, an underlying Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the underlying Fund to enforce its contractual rights may lead the underlying Fund to decide not to pursue its claims against the counterparty. An underlying Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the underlying Fund has incurred the costs of litigation. In addition, unless an underlying Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that an underlying Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.

If an underlying Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the underlying Fund will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The underlying Funds' ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that an underlying Fund will be able to utilize these instruments effectively. Furthermore, each underlying Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

An underlying Fund may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options. The Fund, through its investment in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum, may enter into swap contracts on one or more broad-based commodity indices.

SWAP CONTRACTS. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap", two parties agree to exchange returns (or differentials in rates of return) calculated on a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or in a "basket" of securities representing a particular index.

INFLATION SWAPS. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as LIBOR. Inflation swaps may be used by the underlying Funds to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating "synthetic" inflation indexed bonds. The underlying Funds may also combine inflation swaps with U.S. Treasury futures contracts to create "synthetic" inflation indexed bonds issued by the U.S. Treasury.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of payments based on a floating interest rate for payments based on a fixed interest rate). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

EQUITY SWAP CONTRACTS, COMMODITIES SWAP CONTRACTS, AND CONTRACTS FOR DIFFERENCES. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns calculated on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

If an underlying Fund enters into an equity or commodity swap contract (long or short), the underlying Fund's net asset value will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as if the underlying Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. The underlying Fund's return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The underlying Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. Underlying Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, however, the underlying Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS, AND COLLARS. An underlying Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See "Options and Futures -- Risk Factors in Options Transactions" and "Options and Futures - Risk Factors in Futures Transactions" above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

SWAPTIONS. An option on a swap agreement, also called a "swaption," is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

TOTAL RETURN SWAPS. A Fixed Income Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fixed Income Fund will receive a payment from or make a payment to the counterparty, respectively.

CREDIT DEFAULT SWAPS. An underlying Fund may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. Core Plus Bond Fund and Emerging Country Debt Fund may use credit default swaps for these and other purposes to a significant extent. Other Fixed Income Funds also may use credit default swaps.

In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. For example, an underlying Fund may pay a premium in return for the right to put specified bonds or loans upon issuer default (or similar events) at their par (or other agreed-upon) value. The underlying Funds also may use credit default swaps for investment purposes, in which case the underlying Fund will receive the premium in return for its taking on the obligation to pay the par (or other agreed-upon) value upon the issuer's default (or similar events).

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. An underlying Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including a swaption) with the particular counterparty, and may only transfer a position with the consent of the particular counterparty. If the counterparty defaults, an underlying Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, an underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an underlying Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the underlying Fund when the underlying Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the underlying Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The underlying Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the underlying Fund has incurred the costs of litigation.

The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, an underlying Fund will enter into these transactions only with counterparties who, at the time it enters into a transaction, have long-term debt ratings of A or higher by Standard & Poor's or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by Standard & Poor's and/or a comparable rating by Moody's. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND INTEREST RATE AND CURRENCY SWAP CONTRACTS AND RELATED INSTRUMENTS. The Fund and each underlying Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under that Act.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Underlying Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those underlying Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the underlying Fund and the underlying Fund's performance benchmark. Those underlying Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see "Futures" above for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

The Fund or an underlying Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund or an underlying Fund, as the case may be, the opportunity to earn a return on temporarily available cash at no market risk, although any such Fund does run the risk of a seller's defaulting in its obligation to pay the repurchase price when it is required to do so. Such a default may subject that Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the

Fund is seeking to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce its rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES

Debt and other fixed income securities include fixed income and floating rate securities of any maturity. Fixed income securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed income and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as "fixed income securities." See also "Adjustable Rate Securities" below.

Holders of fixed income securities are exposed to both market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the Fund or an underlying Fund that invests in fixed income securities cannot be predicted with certainty.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the underlying Funds, and the Fund, may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of liquid assets required in connection with some of the Funds' investments. These cash items and other high quality corporate debt securities may include money market instruments such as securities issued by the United States Government and its agencies, bankers' acceptances, commercial paper, and bank certificates of deposit.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage

Association ("Fannie Mae"), and Federal Home Loan Banks ("FHLBs")). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of an underlying Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an underlying Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The underlying Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT's shares changes in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to poor performance by the REIT's manager, defaults by borrowers, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to an underlying Fund's investment in REITs.

MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND COLLATERALIZED DEBT OBLIGATIONS

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), by foreign governments, or by non-governmental issuers. Mortgage-backed securities include securities backed by pools of residential and commercial mortgages. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan's scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans will result in early payment of the applicable mortgage-backed securities held by an underlying Fund. The underlying Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the underlying Fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, home equity loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of those bonds and loans. The underlying pools of assets are securitized through the use of trusts and special purpose entities. Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities. (See "Mortgage-Backed Securities" immediately above.)

Asset-backed securities also present certain risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. These may include securities backed by credit card receivables, many of which are unsecured. In addition, as noted above, an underlying Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, payment of interest and repayment of principal on asset-backed securities largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with investments in asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the required amount of underlying assets or other support needed to produce the cash flows necessary to service interest and principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities' credit support.

In addition, asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, the mishandling of documentation related to the underlying collateral by a servicer or originator of the underlying collateral may affect the rights of the security holders in and to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral). In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in costs and delays that are in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association ("Ginnie Mae") and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as "tranches." Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the "Collateral"). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Certain underlying Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer's management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer's debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). An underlying Fund may invest in CDOs, which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust backed by a pool of high risk, below investment-grade fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual or "equity" tranche, which bears some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO depend largely on the type of underlying collateral securities and the tranche in which an underlying Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by an underlying Fund as illiquid, unless an active dealer market for a particular CDO allows it to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that an underlying Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer's creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

BELOW INVESTMENT GRADE SECURITIES

Some underlying Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities ("Below Investment Grade Securities") (commonly referred to as "junk bonds"). In addition, some underlying Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. An underlying Fund's investments in Below Investment Grade Securities are more dependent on the Manager's own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by an underlying Fund. Some Below Investment Grade Securities in which an underlying Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See Appendix A--"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: any collateralized repayments of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.

EURO BONDS

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e. U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See "Debt and Other Fixed Income Securities" above.

ZERO COUPON SECURITIES

An underlying Fund investing in "zero coupon" fixed income securities accrues interest income at a fixed rate based on the initial purchase price and the length to maturity, but the securities do not pay interest in cash on a current basis. The underlying Fund is required to distribute the accrued income to its shareholders, even though the underlying Fund is not receiving the income in cash on a current basis. Thus, an underlying Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indices, inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Performance also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer's creditworthiness.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.


Indexed securities in which an underlying Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term interest rates increase and increase as short-term interest rates decline. Inverse floating obligations have the effect of investment leverage, since they will generally increase or decrease in value in response to changes in interest rates at a rate that is a multiple of the rate at which fixed-rate long-term securities increase or decrease in value in response to such changes. As a result, the market values of inverse floating obligations generally will be more volatile than the market values of fixed-rate securities.

The Fund and some underlying Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on inflation indexed bonds is fixed at issuance, but is paid on an increasing or decreasing principal value as a result of inflation rate adjustments. Repayment of an inflation indexed bond's original principal value upon maturity (as adjusted for inflation) is guaranteed in the case of some bonds (e.g., U.S. Treasury inflation indexed bonds), even during a period of deflation. The current market value of an inflation indexed bond is not guaranteed, however, and will fluctuate. Some underlying Funds may invest in inflation indexed bonds that do not guarantee repayment of the bonds' original principal value upon maturity. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds fluctuates in response to changes in real interest rates, which in turn reflect the relationship between the stated interest rate of the bond (i.e., the "nominal interest rate") minus inflation. Therefore, if inflation rises at a faster rate than nominal interest rates, real interest rates are likely to decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates are likely to rise, leading to a decrease in value of inflation indexed bonds.

Although inflation indexed securities protect holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed securities do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds are included in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may generate taxable income in excess of the interest they pay to the Fund. As a result, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the "reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the reference. The terms of a structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Some underlying Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, an underlying Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When an underlying Fund purchases securities this way

(on a when-issued or delayed-delivery basis), it is required to maintain on its custodian's books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the underlying Fund's when-issued or delayed-delivery commitments. An underlying Fund generally does not earn income on the securities it has committed to purchase until after delivery. An underlying Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the underlying Fund funds payment from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the underlying Fund paid for them).

LOANS, LOAN PARTICIPATIONS, AND ASSIGNMENTS

Some underlying Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to an underlying Fund's policies regarding the quality of debt investments generally.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. Loans that are secured offer an underlying Fund more protection than comparable unsecured loans in the event of non-payment of interest or principal. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower's obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt also involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. When investing in a loan participation, an underlying Fund typically purchases a portion of a lender's or participant's interest in a loan but has no direct contractual relationship with the borrower. The underlying Fund must rely on the seller of the participation interest not only for the enforcement of the underlying Fund's rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. The underlying Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the underlying Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the underlying Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the underlying Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the underlying Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Investments in loans through direct assignment of a lender's interests may involve additional risks to an underlying Fund. For example, if a secured loan is foreclosed, the underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the underlying Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness an underlying Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

Direct indebtedness purchased by an underlying Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the underlying Fund to pay additional cash on demand. These commitments may have the effect of requiring the underlying Fund to increase its investment in a borrower at a time when it would not otherwise have done so. An underlying Fund is required to maintain liquid assets to cover the underlying Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Some underlying Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by an underlying Fund of portfolio securities concurrently with an agreement by the underlying Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the underlying Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which an underlying Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the underlying Fund foregoes principal and interest paid on the securities. The underlying Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

An underlying Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, an underlying Fund's use of proceeds from the sale of its securities may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the underlying Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by an underlying Fund for purposes of an underlying Fund's fundamental investment restriction on borrowings.

COMMODITIES

The Fund may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. GMO

Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). This Fund obtains such exposure by investing in shares of a Bermuda limited liability company, which, in turn, primarily invests in commodity-related derivatives. This Bermuda limited liability company is a wholly-owned subsidiary of the Fund, and GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

The production and marketing of commodities may be affected by actions of and changes in governments and political and economic instability in commodity-producing and -exporting countries. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals can have an adverse effect on the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of SERVICES that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

GMO Alternative Asset Opportunity Fund achieves exposure to commodities through its wholly-owned subsidiary, which invests in derivative instruments whose values are based on the value of a commodity, commodity index, currency, or other readily measurable economic variables dependent upon changes in the value of commodities or the commodities markets ("commodity-related derivative instruments"). The value of commodity-related derivative instruments fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

COMMODITY FUTURES. GMO Alternative Asset Opportunity Fund's wholly-owned subsidiary may invest in commodity futures contracts. A commodity futures contract is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. The Fund's wholly-owned subsidiary intends to close out its commodity futures contracts before the settlement date without the making or taking of delivery. See "Options and Futures - Futures" and "Options and Futures - Risk Factors in Futures Transactions" above.

SPECIAL RISK FACTORS IN COMMODITY FUTURES TRANSACTIONS. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change proportionately.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Fund reinvests the proceeds from a maturing contract, it may invest in a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

ILLIQUID SECURITIES

Each underlying Fund and the Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund and underlying Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, an underlying

Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. An underlying Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. An underlying Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the Securities Act of 1933. In such event, the underlying Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the underlying Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an underlying Fund's net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

An underlying Fund may invest in shares of both open- and closed-end investment companies (including single country funds and exchange-traded funds ("ETFs")). Investing in another investment company exposes an underlying Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses. Many of the underlying Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs") and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

Alpha Only Fund and some non-asset allocation underlying Funds may invest without limitation in other Funds of the Trust. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Fund do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.

                                 TRACKING ERROR

The Manager may consider the Fund's and/or an underlying Fund's "tracking error" in constructing the Funds' portfolios. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the return of a portfolio less the return of the portfolio's benchmark. For example, if an underlying Fund that is an equity fund had a tracking error of 4% versus the S&P 500, the annualized volatility of its return less the S&P 500's return would be 4%.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:

(1) The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940 (the "1940 Act") because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(3) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(4) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.

(5) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.

(6) The Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).

(7) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with
Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any permitted pledge or encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(8) The Fund may not cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:

(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

(2) The Fund may not make investments for the purpose of gaining control of a company's management.

(3) The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) The Fund may not change its non-fundamental investment policy adopted pursuant to Rule 35d-1 under the 1940 Act as set forth under the Fund's "Principal investment strategies" in the Prospectus (the "Name Policy") without providing the Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of the Name Policy, the Fund considers the term "invest" to include both direct investing and indirect investing and the term "investments" to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make an indirect investment by investing in another
Fund), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund may be changed by the Trust's Trustees without the approval of shareholders.

When used in connection with the Fund's Name Policy, the Manager uses the terms "investments" and "assets" as defined in the Prospectus.

The Fund typically will invest, through its investments in the underlying Funds, in investments that are tied economically to a number of countries throughout the world.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of the Fund under the heading "Distributions and Taxes." The Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions of the Fund.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies ("underlying funds"), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount is deemed by the Fund to be de minimis).

Capital losses in excess of capital gains ("Net Capital Losses") are not permitted to be deducted against other income. The Fund may carry Net Capital Losses forward for eight years. However, the Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in the Fund will generally not affect the Fund's ability to use Net Capital Losses in succeeding taxable years, the Fund's ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the

Fund by a shareholder owning or treated as owning 5 percent of the stock of the Fund.

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than one year and as short-term capital gains if the shares have been held for not more than one year. However, depending on a shareholder's percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If the Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2009.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by the Fund from REITs will not qualify for the corporate dividends-received deduction.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain underlying Funds may invest in REITs that hold residual interests in REMICs.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including any foreign individual) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

Under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the "interest-related dividends"), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the "short-term capital gain dividends"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

The fact that the Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund's qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund's net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign shareholder and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of regulated investment companies beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign shareholders attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign shareholders. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the 2004 Act.

FOREIGN TAXES

The Fund's investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease the Fund's yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

Under current law, the Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, the Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, the Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including investments in mortgage-backed and other asset-backed securities, assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "indexed securities" (including inflation-indexed bonds), may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swaptions, and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders.

A Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," above.

If the Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Depending on the Fund's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund's redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Special tax considerations apply if the Fund invests in investment companies taxed as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company's taxable year. However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4 percent excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4 percent excise tax.

An underlying Fund's investments in REIT equity securities may require the underlying Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). An underlying Fund's investments in REIT equity securities may at other times result in the underlying Fund's receipt of cash in excess of the REIT's earnings; if the underlying Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."

An underlying Fund's investments in certain passive foreign investment companies ("PFICs") could subject such underlying Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if an underlying Fund is in a position to treat such a passive foreign investment company as a "qualified electing fund" ("QEF"), the underlying Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, an underlying Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the underlying Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the underlying Fund to avoid taxation. Making either of these elections therefore may require the underlying Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the underlying Fund's total return. A fund that indirectly invests in PFICs by virtue of the underlying Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

TAX SHELTER REPORTING REGULATIONS

If a shareholder realizes a loss on disposition of underlying Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

This section relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. Shareholders should consult their tax advisors about the precise tax consequences of an investment in underlying Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns or is removed as provided in the Trust's governing documents. Each of the Trustees of the Trust is not an "interested person" of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

                                                                                    NUMBER OF
  NAME, DATE OF                                                                     PORTFOLIOS
    BIRTH, AND                                                                        IN FUND
 POSITION(S) HELD                                   PRINCIPAL OCCUPATION(S)           COMPLEX
  WITH THE TRUST    LENGTH OF TIME SERVED            DURING PAST 5 YEARS             OVERSEEN    OTHER DIRECTORSHIPS HELD
 ----------------   ---------------------   -------------------------------------   ----------   ------------------------
Donald W.           Chairman of the Board   Consultant--Business and Law(1); Vice        57      None
Glazer, Esq.        of Trustees since       Chair (since 2002) and Secretary,
Chairman of the     March 2005; Lead        Provant, Inc. (provider of personnel
Board of Trustees   Independent Trustee     performance improvement services and
DOB: 07/26/1944     (September 2004-March   training products); Author of Legal
                    2005); Trustee since    Treatises.
                    December 2000

Jay O. Light        Since May 1996          Dean (since April 2006), Acting Dean        57       Director of Harvard
Trustee                                     (August 2005-April 2006 ), Senior                    Management Company,
DOB: 10/03/1941                             Associate Dean (1998-2005), and                      Inc.(2) and Verde, Inc.;
                                            Professor of Business                                Director of Partners

----------
(1) As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005, these entities paid $373,499 and $489,128, respectively, in legal fees and disbursements to Goodwin.

(2)  Harvard Management Company, Inc. is a client of the Manager.

(3)  Partners HealthCare System, Inc. is a client of the Manager.

                                            Administration, Harvard Business                     HealthCare System, Inc.
                                            School.                                              and Chair of its
                                                                                                 Investment Committee.(3)

W. Nicholas         Since March 2005        Director or trustee of various              57       Director of Courier
Thorndike                                   corporations and charitable                          Corporation (a book
Trustee                                     organizations, including Courier                     publisher and
DOB: 03/28/1933                             Corporation (a book publisher and                    manufacturer); Member of
                                            manufacturer) (July 1989-present);                   the Investment Committee
                                            Putnam Funds (December 1992-June                     of Partners HealthCare
                                            2004); and Providence Journal (a                     System, Inc.(3)
                                            newspaper publisher) (December
                                            1986-December 2003).

OFFICERS

                           POSITION(S) HELD           LENGTH              PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH      WITH THE TRUST        OF TIME SERVED            DURING PAST 5 YEARS
----------------------   -------------------   -------------------   --------------------------------
Scott Eston              President and Chief   President and Chief   Chief Financial Officer, Chief
DOB: 01/20/1956          Executive Officer     Executive Officer     Operating Officer and Member,
                                               since October 2002;   Grantham, Mayo, Van Otterloo &
                                               Vice President,       Co. LLC.
                                               August 1998-October
                                               2002.

Susan Randall Harbert    Treasurer             Treasurer since       Member, Grantham, Mayo, Van
DOB: 04/25/1957                                February 1998;        Otterloo & Co. LLC.
                                               Chief Financial
                                               Officer, February
                                               2000-March 2006.

Brent C. Arvidson        Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB: 06/26/1969                                                      Grantham, Mayo, Van Otterloo &
                                                                     Co. LLC.

Sheppard N. Burnett      Assistant Treasurer   Since September       Fund Administration Staff,
DOB: 10/24/1968                                2004.                 Grantham, Mayo, Van Otterloo &
                                                                     Co. LLC (June 2004-present);
                                                                     Vice President, Director of Tax,
                                                                     Columbia Management Group
                                                                     (2002-2004) and Senior Tax
                                                                     Manager (2000-2002),
                                                                     PricewaterhouseCoopers LLP.

Michael E. Gillespie     Chief Compliance      Since March 2005.     Vice President of Compliance
DOB: 02/18/1958          Officer                                     (June 2004-February 2005) and
                                                                     Director of Domestic Compliance
                                                                     (March 2002-June 2004), Fidelity
                                                                     Investments; Vice President and
                                                                     Senior Counsel, State Street
                                                                     Bank and Trust Company (May
                                                                     1998-March 2002).

Jason B. Harrison        Clerk                 Since March 2006.     Legal Counsel, Grantham, Mayo,
DOB: 01/29/1977                                                      Van Otterloo & Co. LLC (since
                                                                     February 2006) and Attorney,
                                                                     Ropes & Gray LLP (September
                                                                     2002-February 2006).

David L. Bohan           Vice President and    Vice President        Legal Counsel, Grantham, Mayo,
DOB: 06/21/1964          Assistant Clerk       since March 2005;     Van Otterloo & Co. LLC
                                               Assistant Clerk       (September 2003-present);
                                               since March 2006;     Attorney, Goodwin Procter LLP
                                               Clerk, March          (September 1996-September 2003).
                                               2005-March 2006.

Scott D. Hogan           Vice President and    Vice President        Legal Counsel, Grantham, Mayo,
DOB: 01/06/1970          Assistant Clerk       since June 2005;      Van Otterloo & Co. LLC.
                                               Assistant Clerk
                                               since March 2006;
                                               Secretary, June
                                               2005-March 2006;
                                               Chief Compliance
                                               Officer, October
                                               2004 - February
                                               2005.

Julie L. Perniola        Vice President        Vice President,       Chief Compliance Officer,
DOB: 10/07/1970                                February,             Grantham, Mayo, Van Otterloo &
                                               2003-present;         Co. LLC.
                                               Anti-Money
                                               Laundering
                                               Compliance Officer,
                                               February
                                               2003-December 2004.

Cheryl Wakeham           Anti-Money            Anti-Money            Manager, Client Service
DOB: 10/29/1958          Laundering Officer    Laundering Officer    Administration, Grantham, Mayo,
                                               since December        Van Otterloo & Co. LLC.
                                               2004; Vice
                                               President, December
                                               2004-March 2006.

TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.

The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2006, the Audit Committee held five meetings; the Pricing Committee held nine meetings; and the Governance Committee held four meetings.

The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust's accounting, its financial reporting policies and practices, the quality and objectivity of the Trust's financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Fund's independent auditors and acts as liaison between the Trust's independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee, and Mr. Light is an alternate member of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Fund's securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust's Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Fund's securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Light and Mr. Thorndike are members of the Pricing Committee, and Mr. Glazer is an alternate member of the Pricing Committee. Mr. Light is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being "independent legal counsel." Mr. Glazer and Mr. Light are members of the Governance Committee, and Mr. Thorndike is an alternate member of the Governance Committee. Mr. Glazer is the Chairman of the Governance Committee.

Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Trustee Fund Ownership

The following table sets forth ranges of the current Trustees' direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2005.

                                               AGGREGATE DOLLAR RANGE OF SHARES DIRECTLY
                                                              OWNED IN ALL
                            DOLLAR RANGE OF           FUNDS OF THE TRUST (WHETHER
                          SHARES OF THE FUND       OR NOT OFFERED IN THE PROSPECTUS)
          NAME              DIRECTLY OWNED *              OVERSEEN BY TRUSTEE
          ----            ------------------   -----------------------------------------
NON-INTERESTED TRUSTEES
Donald W. Glazer                 None                        Over $100,000
Jay O. Light                     None                             None
W. Nicholas Thorndike            None                             None

* The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

The following table sets forth ranges of Mr. Glazer's indirect beneficial share ownership in the Fund and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2005, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                          AGGREGATE DOLLAR RANGE OF SHARES INDIRECTLY
                                                                          OWNED IN ALL
                                 DOLLAR RANGE OF                  FUNDS OF THE TRUST (WHETHER
                          SHARES OF THE FUND INDIRECTLY        OR NOT OFFERED IN THE PROSPECTUS)
          NAME                       OWNED *                          OVERSEEN BY TRUSTEE
          ----            -----------------------------   -------------------------------------------
NON-INTERESTED TRUSTEE
DONALD W. GLAZER                       None                              Over $100,000

* The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Trustee Ownership of Related Companies

The following table sets forth information about securities owned by the Trustees and their family members as of December 31, 2005 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Fund's principal underwriter.

                         NAME OF OWNER(S)
NAME OF NON-INTERESTED   AND RELATIONSHIP
        TRUSTEE             TO TRUSTEE                COMPANY            TITLE OF CLASS   VALUE OF SECURITIES   % OF CLASS
----------------------   ----------------   --------------------------   --------------   -------------------   ----------
Donald W. Glazer               Self         GMO Tax-Managed Absolute     Limited              $443,040(2)        4.13%(3)
                                            Return Fund, a private       partnership
                                            investment company           interest-
                                            managed by the Manager.(1)   Class C

                                            GMO Multi-Strategy Fund      Limited              $976,300(2)        0.14%(3)
                                            (Offshore), a private        partnership
                                            investment company           interest-
                                            managed by the Manager.(1)   Class A

                                            GMO Brazil Sustainable       Limited              $      0(2)        1.95%
                                            Forest Fund, LP, a           partnership
                                            private investment           interest
                                            company managed by
                                            Renewable Resources LLC,
                                            an affiliate of the
                                            Manager.(4)

                                            GMO Brazil Sustainable       Limited              $      0(2)        1.94%
                                            Forest Fund 2, LP, a         partnership
                                            private investment           interest
                                            company managed by
                                            Renewable Resources LLC,
                                            an affiliate of the
                                            Manager.(4)

Jay O. Light                    N/A         None                         N/A                       N/A            N/A

W. Nicholas Thorndike           N/A         None                         N/A                       N/A            N/A

(1) The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

(2)  Securities valued as of December 31, 2005.

(3) Mr. Glazer owns less than 1% of the outstanding voting securities of the fund.

(4) The Manager may be deemed to "control" this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.

REMUNERATION. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust's standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee is also paid a fee for participating in in-person and telephone meetings of the Board of Trustees and committees and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof, including the Fund, during the fiscal year ended February 28, 2006:

                                                    PENSION OR RETIREMENT BENEFITS   ESTIMATED ANNUAL
                           AGGREGATE COMPENSATION      ACCRUED AS PART OF FUND         BENEFITS UPON    TOTAL COMPENSATION
NAME OF PERSON, POSITION        FROM THE FUND                  EXPENSES                 RETIREMENT       FROM THE TRUST(2)
------------------------   ----------------------   ------------------------------   ----------------   ------------------
Donald W. Glazer, Esq.,           $748(1)                          N/A                      N/A             $283,250
Trustee

Jay O. Light, Trustee             $561(1)                          N/A                      N/A             $233,490

W. Nicholas Thorndike,            $561(1)                          N/A                      N/A             $179,484(3)
Trustee

(1) Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund's initial Fiscal year ended February 28, 2007. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial Fiscal year.

(2) Reflects actual direct compensation received during the fiscal year ended February 28, 2006 from Funds of the Trust that are not offered through the Prospectus and that had commenced operations on or before February 28, 2006.

(3)  Mr. Thorndike was elected as a Trustee in March 2005.

     Mr. Eston and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by the Fund.

     The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

CODE OF ETHICS. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT

As disclosed in the Prospectus under the heading "Management of the Fund," under the Management Contract (the "Management Contract") between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an asset allocation program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2007.

The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

The Manager does not receive a management fee for its services provided to the Fund under the Management Contract. The Fund, however, indirectly bears the management fee paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Statement of Additional Information, and, therefore, to date, has not yet indirectly borne any management fees of underlying Funds.

In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund is the responsibility of the Asset Allocation Division, which is comprised of investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of any Fund. The Division's team members work collaboratively to manage the Fund's portfolio.

The following table sets forth additional information about the team's senior member responsible for coordinating the Fund's overall portfolio management, as of February 28, 2006.

                REGISTERED INVESTMENT COMPANIES MANAGED
                     (INCLUDING NON-GMO MUTUAL FUND         OTHER POOLED INVESTMENT VEHICLES          SEPARATE ACCOUNTS MANAGED
                       SUBADVISORY RELATIONSHIPS)                 MANAGED (WORLD-WIDE)                      (WORLD-WIDE)
                ---------------------------------------   -----------------------------------   ------------------------------------
SENIOR MEMBER   Number of accounts(1)   Total assets(1)   Number of accounts    Total assets    Number of accounts     Total assets
-------------   ---------------------   ---------------   ------------------   --------------   ------------------   ---------------
Ben Inker                 9             $14,747,337,023            3           $4,965,122,289           172          $12,205,171,789

                 REGISTERED INVESTMENT COMPANIES
                 MANAGED FOR WHICH GMO RECEIVES A
                 PERFORMANCE-BASED FEE (INCLUDING    OTHER POOLED INVESTMENT VEHICLES          SEPARATE ACCOUNTS MANAGED
                 NON-GMO MUTUAL FUND SUBADVISORY     MANAGED (WORLD-WIDE) FOR WHICH GMO   (WORLD-WIDE) FOR WHICH GMO RECEIVES
                          RELATIONSHIPS)              RECEIVES A PERFORMANCE-BASED FEE          A PERFORMANCE-BASED FEE
                ---------------------------------   -----------------------------------   -----------------------------------
                Number of accounts   Total assets   Number of accounts    Total assets    Number of accounts    Total assets
                ------------------   ------------   ------------------   --------------   ------------------   --------------
Ben Inker                0                 0                 3           $4,965,122,289           65           $4,924,163,901


(1) Does not include the Fund since the Fund had not yet commenced operations as of February 28, 2006. Includes other funds of the Trust that had commenced operations on or before February 28, 2006.

Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. GMO believes several factors limit those conflicts. First, the Manager maintains trade allocation policies which seek to ensure such conflicts are managed appropriately. Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts. Third, GMO's investment divisions and GMO's Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows. Fourth, the fact that the investment programs of most of the Funds of the Trust and other similar accounts are determined based on quantitative models imposes discipline and constraint on the GMO investment divisions.

The senior member is a member (partner) of GMO. As of February 28, 2006, the compensation of the senior member consisted of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. GMO's Compensation Committee determines base salary, taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. GMO's Compensation Committee also determines the level of partnership interest, taking into account the individual's contribution to GMO and its mission statement. The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

SENIOR MEMBER FUND OWNERSHIP. The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the senior member has no beneficial interest in the Fund's shares.

CUSTODIAL ARRANGEMENTS. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Trust's custodian on behalf of the Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers the Fund's cash and securities in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

SHAREHOLDER SERVICE ARRANGEMENTS. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, including the Fund, GMO provides direct client service, maintenance, and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

The Trust entered into the Servicing Agreement with GMO on May 30, 1996. The Fund does not pay the Manager a Shareholder Service Fee in exchange for the Manager providing these services under the terms of the Servicing Agreement. The Fund, however, indirectly bears the Shareholder Service Fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus, and, therefore, to date, the Fund has not yet indirectly borne any Shareholder Service Fees of underlying Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

DISTRIBUTOR. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.

COUNSEL. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The Manager effects purchases and sales of portfolio securities for the Fund and for its other investment advisory clients with a view to achieving their respective investment objectives. Thus, some clients may purchase or sell a particular security while others do not. Likewise, some clients may purchase a particular security that other clients are selling. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust's pricing policies.

BROKERAGE AND RESEARCH SERVICES. In placing orders for the portfolio transactions of the Fund, the Manager seeks the best price and execution available, except to the extent it is permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves many considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. The Manager's policy is to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"). As permitted by Section 28(e) of the 1934 Act, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager's clients, including the Fund. Services received from a broker or dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.

The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, to date, the Trust, on behalf of the Fund, has not yet paid any brokerage commissions, and the Fund has not held any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust's proxy voting policy and the Manager's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

The Manager's proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.gmo.com and on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Trust is to protect the confidentiality of the Fund's portfolio holdings and to prevent inappropriate selective disclosure of its holdings. The Board of Trustees has approved this policy and material amendments require its approval.

Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings.

Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

GMO may disclose the Fund's portfolio holdings (together with any other information from which the Fund's portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the "Portfolio Holdings Information") to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents ("Permitted Recipients") by means of the GMO website. The Fund's prospectus describes the type of information disclosed on GMO's website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email or by any other means in such scope and form and with such frequency as GMO may reasonably determine no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund's prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund's website where the information will be made available) or on the same day as a publicly available, routine filing with the Securities and Exchange Commission ("SEC") that includes the Portfolio Holdings Information.

To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund's shareholders. GMO will seek to monitor a recipient's use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO's affiliates, the Fund's custodian and auditor, the Fund's pricing service vendor, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund's behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of the Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.

Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund's shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust's Chief Compliance Officer of the potential conflict, and the Trust's Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. He also is required to report his decision to the Board of Trustees.

GMO regularly reports the following information to the Board of Trustees:

     - Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

     - The nature and scope of disclosure of Portfolio Holdings Information to third parties;

     - Exceptions to the disclosure policy authorized by senior management of GMO; and

     - Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

ONGOING ARRANGEMENTS TO MAKE PORTFOLIO HOLDINGS AVAILABLE. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

         NAME OF RECIPIENT                      PURPOSE OF DISCLOSURE
         -----------------                      ---------------------
Investors Bank & Trust Company       Custodial and securities lending services
                                     and compliance testing

PricewaterhouseCoopers LLP           Independent registered public accounting
                                     firm

Institutional Shareholder Services   Corporate actions services

FactSet                              Data service provider

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

      NAME OF RECIPIENT                       PURPOSE OF DISCLOSURE
      -----------------                       ---------------------
Epstein & Associates, Inc.      Software provider for Code of Ethics monitoring
                                system

Financial Models Company Inc.   Recordkeeping system

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust

("Declaration of Trust") dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a "series investment company" that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fifty-seven series: U.S. Core Fund; Tobacco-Free Core Fund; U.S. Quality Equity Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small/Mid Cap Value Fund; Small/Mid Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Quality Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; and International Opportunities Equity Allocation Fund. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

                                MULTIPLE CLASSES

The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by the Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts are for the same institution regardless of legal entity; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and the relationship can be serviced from a single geographic location.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Appendix A

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix B

                                    GMO TRUST
                               PROXY VOTING POLICY

I.   STATEMENT OF POLICY

GMO Trust (the "Fund") delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the "Adviser").

Therefore, the Board of Trustees (the "Board") of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.  STANDARD

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.

III. REVIEW OF PROXY VOTING PROCEDURES

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified EXCEPT in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.  DISCLOSURE

The following disclosure shall be provided:

     A. The Adviser shall make available its proxy voting records, for inclusion in the Fund's Form N-PX.

     B. The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund's annual filing on Form N-CSR or the statement of additional information.

     C. The Adviser shall cause the Fund's shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund's web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund's web site.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.  PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

     (1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

     (5)  maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time.

Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

     1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3. Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

     1. GMO has a business relationship or potential relationship with the issuer;

     2. GMO has a business relationship with the proponent of the proxy proposal; or

     3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.

V.   RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

     (3) each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

Effective: August 6, 2003

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING GUIDELINES

     Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -    the auditors are being changed without explanation; or

     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.